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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SYNCHRONOSS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Stockholder:

        I am pleased to invite you to our 2013 Annual Meeting of Stockholders, which will be held on May 13, 2013, at 10:00 a.m. (local time), at the offices of Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey.

        At the meeting, we will be electing three members of our Board of Directors, ratifying the appointment of Ernst & Young LLP as our independent registered public accountants for the 2013 fiscal year, approving an amendment to the Company's 2006 Equity Incentive Plan, holding an advisory vote on executive compensation, and acting upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        Enclosed are the following:

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  our Notice of Annual Meeting of Stockholders and Proxy Statement for 2013;

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  our Annual Report on Form 10-K for 2012; and

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  a proxy card with a return envelope to record your vote.

        We encourage you to read these materials carefully.

        It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY STATEMENT, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. As discussed in the Proxy Statement, voting by proxy does not deprive you of your right to attend the Annual Meeting.

        If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606. For questions regarding your stock ownership or voting, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800)  937-5449 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Stephen G. Waldis
Chairman of the Board

Bridgewater, New Jersey
April 1, 2013

        The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

SYNCHRONOSS TECHNOLOGIES, INC.
200 Crossing Boulevard
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 13, 2013

To the Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc., a Delaware corporation. The meeting will be held at the offices of the Company, 200 Crossing Boulevard, Bridgewater, New Jersey, on May 13, 2013, at 10:00 a.m. (local time) for the following purposes:

          1.     To elect three members of the Company's Board of Directors to serve until the 2016 annual meeting of stockholders of the Company;

          2.     To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2013;

          3.     To approve an amendment to the Company's 2006 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under the plan by 3,000,000 shares of the Company's Common Stock;

          4.     To hold an advisory vote on executive compensation; and

          5.     To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 15, 2013 are entitled to vote at the Annual Meeting and at any adjournments or postponements of the meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at Synchronoss' principal executive offices at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors

Ronald J. Prague
Secretary

Bridgewater, New Jersey
April 1, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 13, 2013

        The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com.

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card, or vote via the Internet or telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

SYNCHRONOSS TECHNOLOGIES, INC.
200 Crossing Boulevard
Bridgewater, New Jersey 08807

PROXY STATEMENT FOR THE
2013 ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Synchronoss Technologies, Inc., a Delaware corporation (sometimes referred to as "we", the "Company" or "Synchronoss"), is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (the "Annual Meeting"). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy on the Internet or via telephone. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 1, 2013 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on March 15, 2013 will be entitled to vote at the Annual Meeting. On this record date, there were 39,561,102 shares of common stock of the Company ("Common Stock") outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of Common Stock) in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss' principal executive offices at 200 Crossing Boulevard, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

        If on March 15, 2013 your shares were registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy on the Internet or via telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 15, 2013 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

 What am I voting on? What are the Board of Directors' voting recommendations?

	Proposal	Board Recommendation
No. 1	The election to the Board of Directors of Charles E. Hoffman, James M. McCormick and Donnie M. Moore, each for a three-year term until the 2016 annual meeting of stockholders or until his successor has been duly elected and qualified	"FOR"
No. 2	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2013	"FOR"
No. 3	To amend the Company's 2006 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 3,000,000 shares	"FOR"
No. 4	Say-on-Pay: An advisory vote to approve the compensation of our named executive officers	"FOR"

How do I vote?

        With respect to the election of nominees for director, you may:

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  vote "FOR" the election of the nominees for director;

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  "WITHHOLD" your vote for one or two of the nominees and vote "FOR" the remaining nominee; or

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  "WITHHOLD" your vote for the three nominees.

        For the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record and received a printed copy of the proxy materials by mail, you may vote in person at the Annual Meeting or by one of the following methods:

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  By Mail.  Complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

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  By Internet.  Go to www.voteproxy.com to complete an electronic proxy card by following the instructions on the website. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card.

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  By Telephone.  Call the toll-free telephone number noted on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Please note that the Internet and telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time on May 12, 2013. The individuals named as proxies on the proxy card will vote your shares in accordance with your instructions.

        We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge's website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of Common Stock you own as of March 15, 2013.

What if I return a proxy card but do not make specific voting selections?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of Charles E. Hoffman, Donnie M. Moore and James M. McCormick as members of the Company's Board of Directors, "For" the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2013, "For" the amendment to the Company's 2006 Equity Incentive Plan and "For" the approval of the compensation of the Company's named executive officers. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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  You may submit another properly completed timely proxy card with a later date.

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  You may send a written notice that you are revoking your proxy to the Secretary of the Company at 200 Crossing Boulevard, Bridgewater, New Jersey 08807.

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  You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

Who is paying for this proxy solicitation?

        The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

 What if I share an address with another stockholder?

        A number of brokers with account holders who are Synchronoss stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807 Attn: Secretary or contact Ronald J. Prague, Secretary at (866) 620-3940. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How are votes counted?

        Each share of Common Stock is entitled to one vote. Votes will be counted by the inspector of election appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will determine the number of shares of Common Stock represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

What vote is required to approve each proposal?

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  The directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the election of the nominees. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

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  Ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013, requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the proposal and will have no effect on the proposal. Because this proposal is a routine matter, broker non-votes are not expected to exist in connection with this proposal.

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  Amendment of the Company's 2006 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder, requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the proposal and will have no effect on the proposal. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

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  Advisory approval of the compensation of the Company's named executive officers as described in the Proxy Statement requires a "For" vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the advisory proposal and will have no effect on the advisory proposal. Even though your vote is advisory and therefore will not be binding on the Company, our Compensation Committee will review the voting results and take them into consideration when making future executive compensation decisions to the extent they can determine the cause or causes of any significant voting results. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

        If there are insufficient votes to approve any of the above matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all outstanding shares is represented by stockholders present at the Annual Meeting or by proxy. On the record date, there were 39,561,102 shares of Common Stock outstanding and entitled to vote. Thus, 19,780,552 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote (or one is submitted on your behalf by your broker, bank or other agent) or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. Final voting results will be set forth in a Current Report on Form 8-K to be filed by the Company with the SEC no later than four (4) business days after the Annual Meeting.

Is my vote confidential?

        Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Corporate Governance and Board Matters

Corporate Governance

        Corporate Governance Guidelines.    Synchronoss is committed to good corporate governance which we believe helps us to sustain our success and build long-term value for our stockholders. Our Board of Directors have adopted Corporate Governance Guidelines which set forth the framework within which our Board can effectively function and govern our affairs. The Guidelines address, among other things, the composition and responsibilities of our Board, director independence, management succession and review, target ownership by and remuneration of our directors, Board committees, and selection of new directors. We have also adopted a Code of Business Conduct that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, or those serving similar functions) and directors. The Guidelines and Code of Business Conduct are available on the Investor Relations section of our website at www.synchronoss.com.

        Our Board regularly reviews legal and regulatory requirements, evolving best practices, and other developments and may modify, waive, suspend or repeal the Corporate Governance Guidelines or Code of Business Conduct from time to time as it deems necessary or appropriate in the exercise of our Board's judgment or in the best interests of our stockholders. If we make any substantive amendments to the Guidelines or the Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website.

        Board Leadership Structure.    Our Board believes it is important to retain its flexibility to allocate the responsibilities of the Chief Executive Officer and the Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Our Board believes that it should periodically assess who should serve these roles, and whether the offices should be served independently or jointly, and that our Board should not be restricted by any strict policy directive when making these decisions. Currently, the Board has determined that the Company and its stockholders are best served by having Mr. Waldis, one of our founders, serve as both Chairman of the Board and Chief Executive Officer. Mr. Waldis' combined role as Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for the Board and executive management and allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans. As the individual with primary responsibility for managing our day-to-day operations and with in-depth knowledge and understanding of the Company, Mr. Waldis is best positioned to chair regular Board meetings as we discuss key business and strategic issues.

        Independence of our Board of Directors.    Each year, our Nominating/Corporate Governance Committee and our full Board conducts a review of the financial and other relationships between each director, or any of their immediate family members, and the Company, our senior management, companies with whom we have business dealings with, and our independent registered public accounting firm as part of its assessment of director independence. Our Board also consults with our legal counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independent, including those set forth in pertinent listing standards of the Nasdaq Global Market ("Nasdaq"), in effect from time to time. Consistent with those considerations, after review of all relevant transactions or relationships, our Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis and James M. McCormick. Our independent directors meet in regularly scheduled executive sessions where only independent directors are present. Mr. Cadogan presides over those sessions.

        Board Oversight of Risk Management.    Managing the risks facing our Company is the responsibility of our management. Our Board oversees management in the execution of its responsibilities and for assessing our Company's approach to risk management. An overall review and assessment of risk is inherent in our Board's consideration of our Company's business plans, strategies, and other significant developments. Additionally, our Board regularly reviews various risks arising out of transactions and other matters that are presented to our Board and when making decisions impacting our Company. At least annually, the full Board also reviews and analyzes the strategic and operational risks and opportunities that face our Company as a whole, as well as those related to specific areas of our business.

        Our Board delegates part of the responsibility of the oversight of certain categories of risk affecting our Company to designated Board committees, who report their findings to our full Board. Our Audit Committee is responsible for overseeing our Board's execution of its risk management oversight responsibility, including discussing guidelines and policies governing the process by which our management and other persons responsible for risk management assess and manage our exposure to major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with our management and independent auditors. Our Audit Committee also annually reviews the audit plan of management, our information technology risks and mitigation strategies, the tax function and treasury operations and conformity with ethics and compliance standards. In addition, our Board has delegated to other Committees the oversight of risks within their areas of responsibility and expertise. For example, its Compensation Committee oversees the risks associated with our compensation practices, including an annual review of our risk assessment of our compensation policies and practices for our employees. Our Board also believes its oversight of risk is enhanced by the current leadership structure discussed above because our Chief Executive Officer, who is ultimately responsible for our management of risk, also chairs regular Board meetings, and with his in-depth knowledge and understanding of our Company, is best able to bring key business issues and risks to our Board's attention.

        Board Self-Evaluation.    Our Nominating/Corporate Governance Committee oversees a bi-annual self-evaluation process to analyze and review our Board's performance. The Committee then reviews these results and discusses them with the full Board with the intention of utilizing them to enhance our Board's effectiveness and, if necessary, develop action plans.

        Stockholder Communications with our Board of Directors.    Stockholders may communicate with our management and independent Board of Directors by sending a letter to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attention: Secretary. Each such communication should set forth (i) the name and address of such stockholder as they appear on our books and, if the shares of our Common Stock are held by a nominee, the name and address of the beneficial owner of such shares and (ii) the number of shares of our Common Stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders and has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a Committee of our Board or a particular director, as appropriate.

Board of Directors and Committees of our Board

        Our Board oversees, counsels and directs management in the long-term interests of our Company and our stockholders. Our Board, individually and through its Committees, is responsible for:

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  overseeing the conduct of our business and the assessment of our business and other operational risks to evaluate whether the business is being properly managed;

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  reviewing and approving our strategic, financial and operating plans and other significant actions;

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  selecting, evaluating the performance of, and determining the compensation of our Chief Executive Officer and other executive officers;

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  planning for succession for the Chief Executive Officer and monitoring management's succession planning for other executive officers; and

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  overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

        Board Meetings.    During 2012, our Board of Directors held nine meetings. Each director attended at least 75% of the meetings of our Board and of each Committee of which he served as a member during the period in which he served. Each director attended our 2012 Annual Meeting of Stockholders.

        Board Structure and Committees.    Our Board of Directors has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board has delegated various responsibilities and authority to its Committees as generally described below. Our Board has determined that each member of our Audit, Compensation, Business Development and Nominating/Corporate Governance Committees is free of any relationship that would interfere with his individual exercise of independent judgment with regard to us. The following table provides membership and meeting information for each of our Board committees during 2012:

Name	Audit		Compensation		Business Development		Nominating/Corporate Governance
Stephen G. Waldis					X
William J. Cadogan	X		X	(1)	X	(1)	X
Charles E. Hoffman			X				X	(1)
Thomas J. Hopkins	X		X		X
James McCormick
Donnie M. Moore	X	(1)					X
Total meetings in fiscal year 2012	9		7		6		2

(1)
Committee Chairperson

        Audit Committee.    Our Audit Committee of our Board oversees the integrity of our financial statements, compliance with applicable legal and regulatory requirements, effectiveness of our Company's internal controls and audit function currently in place, and the qualifications, independence, and performance of our independent registered public accounting firm. During 2012, senior members of our financial and legal management participated in each of the Audit Committee's meetings. The Audit Committee also discussed with our independent registered public accounting firm the overall scope and plans for their audit and met with them on a regular basis without members of management. Our Audit Committee consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our Audit Committee:

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  reviews our annual audited and quarterly financial statements and reporting;

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  reviews and monitors our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements;

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  establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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  appoints, retains, compensates, reviews procedures to ensure the independence of, and oversees the work of, our independent registered public accounting firm, including approving services and fee arrangements;

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  reviews with senior members of our management our policies and practices regarding risk assessment and risk management;

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  reviews management's implementation and maintenance of effective internal and disclosure controls, including our Company's policies regarding compliance with legal, regulatory, ethical and internal auditing standards;

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  approves all related party transactions;

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  reviews earnings press releases prior to issuance; and

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  reviews findings and recommendations of our independent registered public accounting firm and management's response to their recommendations.

        Three directors comprise our Audit Committee: Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore. Our Audit Committee met nine times during 2012. Our Board annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has a working understanding and comprehension of fundamental financial statements. Our Board has determined that Donnie M. Moore, Chairman of the Audit Committee, is an audit committee financial expert as defined by Item 407(d) of Regulation S-K of the Exchange Act. Our Board has made a qualitative assessment of Mr. Moore's level of knowledge and experience based on a number of factors, including his respective formal education and experience. The designation does not impose on Mr. Moore any duties, obligations or liability that are greater than are generally imposed on him as a member of our Audit Committee and our Board, and his designation as an Audit Committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

        Compensation Committee.    Our Compensation Committee of our Board is comprised of three directors, William J. Cadogan, Charles E. Hoffman and Thomas J. Hopkins, each of whom is independent (as currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Although we are not currently subject to the enhanced compensation committee independence listing standards recently adopted by Nasdaq, we currently believe each of the directors serving on our compensation committee will satisfy these more stringent independence standards. Our Compensation Committee, which met seven times during 2012, is charged by our Board to:

  •
  review and approve our compensation policies and all forms of compensation and other benefits to be provided to our employees (including our executive officers and directors), including, among other things, annual salaries, bonuses, stock options, restricted stock grants and other incentive compensation arrangements;

  •
  define and explain our Company's overall compensation objectives and structure relating to executive officers and directors;

  •
  make recommendations from time to time to our Board regarding compensation matters;

  •
  administer our stock purchase plan and stock option plans, including reviewing and granting stock options and restricted stock grants, with respect to our directors and employees (including executive officers); and

  •
  review and approve other aspects of our compensation policies and matters as they arise from time to time.

        In accordance with recently adopted Nasdaq listing standards, our Board has granted our Compensation Committee the authority and responsibility required under Rule 10C-1(b)(2), (3) and (4) of the Securities Exchange Act of 1934, as amended, relating to the authority to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisers, the authority to fund such advisers, and the responsibility to consider the independence factors specified under Rule 10C-1(b)(4)(i)-(vi) and any additional factors the compensation committee deems relevant.

        A more detailed description of our Compensation Committee's functions can be found in our Compensation Committee charter. The charter can be found on the Investor Relations section of our website at www.synchronoss.com. We expect to amend the Compensation Committee charter prior to our next annual meeting to include the authority and responsibility required under Rule 10C-1(b)(2), (3) and (4) of the Securities Exchange Act of 1934, as amended, and other provisions required by the recently adopted Nasdaq listing rules.

        Our Compensation Committee has also established a Key Employee Stock Options Committee whose purpose is to approve stock option and restricted stock grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee. Our Compensation Committee appointed our Chief Executive Officer, Stephen G. Waldis, as the sole member of this Committee. Our Key Employee Stock Options Committee acted thirteen times in 2012.

        Our Compensation Committee has retained Radford, a compensation consulting firm focused on the technology industry and a division of AON Hewitt ("Radford"), as its independent compensation consultant since 2009 and continues to use the firm's services. The compensation consultant serves at the pleasure of our Compensation Committee, and the compensation consultant's fees are approved by our Compensation Committee. During 2012, Radford performed no services for us other than its services to our Compensation Committee and received no compensation from our Company other than its fees in connection with its retention as our Compensation Committee's compensation consultant. Our Compensation Committee assessed the independence of Radford pursuant to applicable SEC rules and Nasdaq listing standards and concluded that the work of Radford has not raised any conflict of interest. Our Compensation Committee intends to annually review whether the engagement or work of any of its compensation consultants raises any conflict of interest.

        Compensation Committee Interlocks and Insider Participation.    None of the members of our Compensation Committee was at any time during 2012 an officer or employee of our Company. No executive officer serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee. In 2012, we did not make any loans to directors or executive officers relating to purchases of our Common Stock or for any other purpose.

        Nominating/Corporate Governance Committee.    The members of our Nominating/Corporate Governance Committee are William J. Cadogan, Charles E. Hoffman and Donnie M. Moore. Our Nominating/Corporate Governance Committee met twice in 2012. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). In addition our Nominating/Corporate Governance Committee:

  •
  Reviews and reports to our Board on a periodic basis with regard to matters of corporate governance;

  •
  Recommends qualified candidates to our Board for election as directors of our Company, including the directors our Board proposes for election by the stockholders at the Annual Meeting and directors nominated by our stockholders;

  •
  Reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies and on matters relating to the practices of directors, and the functions and duties of the various Board committees;

  •
  Develops and implements our Board's bi-annual self-assessment process and works with our Board to implement improvements in our Board's effectiveness as suggested in the self-assessment;

  •
  Reviews succession plans periodically with our Chief Executive Officer relating to positions held by elected corporate officers; and

  •
  Establishes and periodically reviews stock ownership guidelines for our executive officers and directors.

        Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. Our Nominating/Corporate Governance Committee also reviews and makes recommendations to our Board regarding the size and composition of our Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board and our Company's business. Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board. Consideration of new director candidates typically involves a series of Committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of our Board or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates.

        Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws and is accompanied by certain required information about the candidate. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates. In considering nominees for our Board, our Nominating/Corporate Governance Committee considers each candidate's independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders' long-term interests. These factors, along with others considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board may change from time to time to take into account changes in our business and other trends, and the portfolio of skills and experience of current and prospective directors. Our Nominating/Corporate Governance Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees or in searching for new directors; it does, however, have several initiatives in an attempt to attract diverse candidates.

        Business Development Committee.    Our Business Development Committee reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short-term and long-term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. The members of our Business Development Committee are William J. Cadogan, Thomas J. Hopkins and Stephen G. Waldis.

All members of our Business Development Committee other than Mr. Waldis are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Business Development Committee met six times during 2012.

Director Compensation

        This section provides information regarding the compensation policies for our non-employee directors and amounts paid and securities awarded to these directors in 2012. Any director who is an employee of our Company does not receive any additional compensation for their service as a director. As of January 1, 2012, our non-employee director compensation program consisted of:

Term	Compensation
Annual Cash Retainer	$50,000
Initial Equity Grant	Non-qualified stock option award to purchase 30,000 shares of Common Stock, vesting one-third each year over three years
Annual Equity Grant

Non-qualified stock option award to purchase 7,500 shares of Common Stock, vesting one-third each year over three years. Award of 3,335 restricted shares of Common Stock, vesting one-third each year over three years

Audit Committee Compensation	Additional annual retainer of $20,000 for the Chair of the Committee and $10,000 to each member of the Committee.
Compensation Committee Compensation	Additional annual retainer of $15,000 for the Chair of the Committee and $7,500 to each member of the Committee.
Nominating/Corporate Governance Committee Compensation	Additional annual retainer of $10,000 for the Chair of the Committee and $5,000 to each member of the Committee.
Business Development Committee Compensation	$1,000 for in person meetings $750 for telephonic meetings

        The annual retainer fees are paid to our directors in advance in four quarterly payments on or about the first day of each calendar quarter and the meeting fees for our Business Development Committee are paid at the end of each quarter. All of the annual equity grants to non-employee directors under our director compensation program are automatically granted on the first Tuesday of every year, and the options have an exercise price equal to the closing price reported on Nasdaq of our Common Stock on the date of the award. In addition, we currently have a policy of reimbursing directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at our Board of Directors and Committee meetings.

        In November 2012, our Compensation Committee, in consultation with Radford, our compensation consultant, determined that all compensation decisions with respect to both management and non-employees directors would be deferred from December 2012 until the beginning of 2013 so that the compensation could be based on the finalized 2012 financial results. Thus, no changes were made to our compensation plan for non-employee directors for 2012.

        The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2012, other than a director who is also an employee.

Name	Fees Earned or Paid in Cash ($)		Restricted Stock Awards ($)(6)	Option Awards ($)(7)	Total ($)
William J. Cadogan(1)	84,500	(5)	100,417	128,054	312,971
Charles E. Hoffman(2)	67,500		100,417	128,054	295,971
Thomas J. Hopkins(3)	72,000	(5)	100,417	128,054	300,471
James M. McCormick	50,000		100,417	128,054	278,471
Donnie M. Moore(4)	75,000		100,417	128,054	303,471

(1)
Mr. Cadogan is chair of our Compensation Committee and Business Development Committee and a member of our Audit Committee and Nominating/Corporate Governance Committee.

(2)
Mr. Hoffman is chair of our Nominating/Corporate Governance Committee and a member of our Compensation Committee.

(3)
Mr. Hopkins is a member of our Audit Committee, Business Development Committee and Compensation Committee.

(4)
Mr. Moore is chair of our Audit Committee and a member of our Nominating/Corporate Governance Committee.

(5)
Includes $4,500 paid to each of Messrs. Cadogan and Hopkins for attendance by telephone of six meetings of our Business Development Committee.

(6)
The amounts in this column reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our assumptions in estimating the fair value of our stock awards. As of December 31, 2012, each of Messrs. Cadogan, Hopkins and McCormick held 13,591 restricted shares of our Common Stock, 6,921 of which shares have vested, Mr. Hoffman held 14,291 restricted shares of our Common Stock, 7,621 of which shares have vested, and Mr. Moore held 10,005 restricted shares of our Common Stock, 3,335 of which shares have vested.

(7)
The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our directors will not realize any value from these awards unless the options are exercised and the underlying shares sold. As of December 31, 2012, each of Messrs. Cadogan, Hoffman, Hopkins and McCormick held options to purchase 87,500 shares of our Common Stock having a weighted average exercise price of $16.35 per share, of which 72,500 shares were vested, and Mr. Moore held options to purchase 77,500 shares of our Common Stock, having a weighted average exercise price of $22.11 per share, of which 62,500 shares were vested.

Director Stock Ownership Guidelines

        We have established stock ownership guidelines for our directors with the intention to place limitations on the number of shares of our Common Stock that a director may sell in any given year, based on established target share ownership levels. Under our guidelines, the target share ownership level for directors is a number of shares having a value equal to one times the annual cash retainer for our directors. The number of shares and vested options needed to be owned is calculated annually based on the closing sales price of our Common Stock on Nasdaq for the last trading day in the prior year. Each of the directors has three years from the date the stock ownership guidelines were established or, for future directors, three years from his or her election to our Board, to achieve their targeted equity ownership level. These guidelines are intended to increase directors' equity stake in the Company in an effort to align their interests more closely with those of our stockholders. In 2012, each of our directors met these guidelines. From time to time, we review these guidelines based on market conditions, our peer companies and other considerations to determine whether they should be revised. Under our trading policy, we prohibit all hedging or "short sales" involving our securities by our employees and our directors.

Limitation of Liability and Indemnification

        We have entered into indemnification agreements with each of our directors. The form of agreement provides that we will indemnify each of our directors against any and all expenses incurred by that director because of his status as one of our directors, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and amended and restated bylaws. In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with a legal proceeding.

        Our restated certificate of incorporation and amended and restated bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

  •
  for any breach of the director's duty of loyalty to us or our stockholders;

  •
  for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

  •
  in respect of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

  •
  for any transaction from which the director derives any improper personal benefit.

        Our restated certificate of incorporation also provides that if Delaware law is amended, after the approval by our stockholders of our restated certificate of incorporation, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified so as to adversely affect the protection of our directors.

        In addition, as permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that we are authorized to enter into indemnification agreements with our directors and officers and we are authorized to purchase directors' and officers' liability insurance, which we currently maintain to cover our directors and executive officers.

Compensation of Executive Officers

Compensation Discussion and Analysis

        This section discusses the principles underlying our executive compensation policies, our recent decisions with respect to the executive officers who are named in the "Summary Compensation Table", referred to herein as our "named executive officers", and the most important factors relevant to an analysis of these decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section. Our "named executive officers" for 2012 were:

Named Executive Officer	Title	Relationship with Synchronoss
Stephen G. Waldis	Chairman of the Board of Directors and Chief Executive Officer	Served as Chief Executive Officer since founding the Company in 2000 and has served as Chairman of the Board of Directors since 2001. Served as President from 2000 until 2011.
Robert Garcia	President and Chief Operating Officer	Served as President since January 2012 and Chief Operating Officer since 2007.
Lawrence R. Irving	Executive Vice President, Chief Financial Officer and Treasurer	Served as Executive Vice President, Chief Financial Officer and Treasurer since 2001.
Christopher Putnam	Executive Vice President of Sales	Joined the Company in 2004 and has served as Executive Vice President of Sales since 2005.
David Berry	Executive Vice President and Chief Innovation Officer	Served as Executive Vice President and Chief Innovation Officer since January 2012.

  Executive Summary

        The following provides a brief overview of the more detailed disclosure set forth in this Compensation Discussion and Analysis:

  •
  In 2012, our Company achieved $270.26 million in non-GAAP revenue (non-GAAP revenue for executive compensation has been adjusted to exclude certain revenue of acquired businesses in 2012), compared to $230.5 million in 2011, an increase of 17%, but below our target 2012 non-GAAP revenue of $285 million. Our non-GAAP operating income as a percentage of non-GAAP revenue was 25.10%, above our target of 22.5%. Our diluted earnings per share was $1.10, compared to $0.98 in 2011, an increase of over 12%. In addition, we acquired three companies to enhance our product offerings and expand our international operations: SpeechCycle, Inc., NewBay Software, Limited and SpatialInfo, Inc.

  •
  In 2012, based on the fact that our actual operating income as a percentage of our non-GAAP revenue was in line with our 2012 target but our non-GAAP revenue was below our 2012 target non-GAAP revenue, our executive officers (other than Mr. Putnam) received approximately 43.5% of their target cash incentive bonus with respect to the corporate component portion and 75% with respect to the individual component portion of our 2012 cash compensation bonus plan. Mr. Putnam received 46.7% of his target cash incentive bonus, in line with the total cash incentive bonus paid to the other executive officers, since his bonus is based only on an individual component.

  •
  In February 2013, our named executive officers, other than Mr. Berry, since he was not employed by us when the 2012 performance-based restricted share awards were made in 2011, were issued an aggregate of 171,871 shares of Common Stock, or approximately 84% of the target performance shares that such named executive officers were eligible to receive under the 2012 performance-based restricted stock awards. As our total shareholder return (TSR) was neither in the bottom 25th percentile nor the 75th percentile compared to our peer group of companies for the three-year period (2010-2012), there were no adjustments to the performance shares actually issued.

  •
  In 2012, each of our named executive officers met our executive stock ownership guidelines and timely filed all reports required under Section 16. In addition, under our insider trading policy, we prohibit all hedging or "short sales" involving our securities by our employees and our directors.

  •
  Our executive compensation program is designed to recruit, retain and motivate high-quality executives who possess diverse skills and talents that can help us achieve our short and long-term goals and strategies. Our Compensation Committee reviews and approves the design of, assesses the effectiveness of, and administers our executive compensation programs. It also annually reviews the various components of and total compensation of our named executive officers.

  •
  We provide our named executive officers with the following types of compensation: salary, annual incentive compensation (i.e. annual cash awards), long-term incentive compensation and limited perquisites. We also provide our named executive officers with certain severance and change of control benefits.

  •
  In late 2011, as part of its annual compensation review for purposes of making 2012 compensation decisions, our Compensation Committee made the following adjustments to the base salary of our named executive officers, other than David Berry whose compensation is discussed below:

  •
  The base salary of each of Messrs. Waldis and Putnam was increased by approximately 3%, which our Compensation Committee believed represented a standard cost of living adjustment. In its analysis, our Compensation Committee determined that since the base salary of each of Messrs. Waldis and Putnam was adjusted in 2011 and remained at or about the 50th percentile of the base salary of the chief executive officers and chief sales officers, respectively, at our peer group companies, no other increase in either executive's base salary was appropriate.

  •
  The base salary of Mr. Irving was increased by approximately 15% based on, among other factors, the fact that his 2011 base salary was approximately 17% below the 50th percentile of chief financial officers at our peer group companies.

  •
  Following his promotion to President effective January 1, 2012, Mr. Garcia's base salary was increased by approximately 10%. In addition, he was granted additional options to purchase shares of our Common Stock and awarded additional shares of our restricted Common Stock in order to bring his total annual compensation closer to the 50th percentile of presidents at our peer group companies, among other factors.

  •
  In January 2012, we hired David Berry as our Executive Vice President and Chief Innovation Officer. In connection with the commencement of his employment, he was awarded a stock option grant and shares of our restricted Common Stock.

  •
  Unlike in prior years where our Compensation Committee would grant annual stock options and 2013 performance-based restricted shares awards in December, our Compensation Committee determined that to ensure that its executive compensation decisions were based on our finalized 2012 financial results, it would defer such awards until early 2013.

  Compensation Objectives and Pay-for-Performance Philosophy

        As a provider of on-demand transaction management and content management platforms, we operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our executive compensation program has several objectives:

  •
  attract individuals with the skills necessary for us to achieve our business plan;

  •
  motivate our executive officers to a high level of performance to contribute to our long-term success by providing appropriate incentives for them to continue to perform at or above our expectations with the intention to retain these individuals and other key employees; and

  •
  align executive compensation with our long-term business objectives and performance.

        We seek to achieve these objectives by:

  •
  providing compensation that is competitive with the practices of other technology companies;

  •
  linking a majority of each executive officer's incentive compensation to our financial performance;

  •
  basing a portion of each executive officer's incentive compensation on his individual performance including the nature and scope of the executive officer's responsibility and his or her effectiveness in leading our initiatives to achieve corporate goals;

  •
  increasing the portion of an executive officer's total compensation that varies with performance and is therefore at risk with the level of his or her responsibility;

  •
  setting both short-term and long-term incentives for achieving these objectives;

  •
  providing equity incentives that motivate our executive officers and key employees to advance our interests and increase our stockholder value;

  •
  imposing equity ownership guidelines on our executive officers to help ensure our executive officers' interests are linked to those of our stockholders;

  •
  prohibiting our executive officers from hedging their exposure of, or interest in, our stock; and

  •
  considering compliance with our corporate policies and ethical behaviors as an integral factor in performance assessments.

  Role of Compensation Committee

        Our Compensation Committee oversees our compensation program for all employees, and approves the form and amount of all employees' salary, bonus and equity-based compensation, with an enhanced focus on the compensation of our executive officers. It also oversees the administration of our cash and equity-based incentive plans, and from time to time addresses other compensation matters. Our Compensation Committee is comprised of three non-employee members of our Board. Our Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer, Chief Financial Officer and General Counsel, in his capacity as Secretary of our Compensation Committee, although none participate in the determination of their own compensation. In addition, from time to time, our Compensation Committee meets in executive session.

        Mr. Waldis assesses the performance of our executive officers (other than himself), consults with other members of management and makes recommendations to our Compensation Committee regarding the amount and the form of the compensation of the other executive officers and key employees, including the performance goals and weighting and equity compensation awards of executive officers. Mr. Waldis often participates in our Compensation Committee's deliberations about the compensation of our named executive officers (other than himself). Our Compensation Committee typically discusses Mr. Waldis' compensation with him but always makes decisions regarding his compensation when he is not present. In addition, as discussed below, our Compensation Committee considers input from its compensation consultant before making major decisions. Other than as set forth above, no other executive officers participate in the determination of the amount or form of the compensation of our named executive officers.

  Role of Compensation Consultant

        Our Compensation Committee has the authority under its charter to select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party it retains to assist in the evaluation of director and officer compensation as well as any other compensation matters. Radford has served as our Compensation Committee's compensation consultant since 2009. In 2011, in connection with our Compensation Committee's 2012 executive compensation decisions, Radford reviewed and advised on all principal aspects of our executive officer compensation program and performed the following services:

  •
  conducted a competitive assessment of our current executive compensation arrangements, including analyzing peer group companies' proxy statements, compensation survey data, and other publicly available data;

  •
  advised on industry trends and best practices for executive officer compensation;

  •
  provided recommendations regarding the composition of peer group companies;

  •
  reviewed and advised on executive total compensation, including base salaries, and short and long-term incentives, including equity grants; and

  •
  advised our Compensation Committee regarding all of its responsibilities as well as on new developments in areas that fall within our Compensation Committee's jurisdiction.

        As discussed further below, our Compensation Committee considers these analyses in making decisions with respect to compensation matters along with information it receives from management and its own judgment and experience. Radford generally attends regular Compensation Committee meetings and meets with our Compensation Committee and its members without management present.

Peer Group

        As part of its process of providing competitive total compensation, our Compensation Committee, in consultation with Radford, a division of AON Hewitt, annually compares our executive officer compensation program, including base salary, total cash compensation and equity awards, with compensation paid by a peer group of technology companies recommended by Radford and approved by our Compensation Committee. In November 2011, our Compensation Committee identified the following organizations as our peer group companies for purposes of making 2012 executive compensation decisions:

Aruba Networks, Inc.	Informatica Corporation	Smith Micro Software, Inc.
Brightpoint, Inc.	MicroStrategy Incorporated	SourceFire, Inc.
CommVault Systems, Inc.	NeuStar, Inc.	SuccessFactors, Inc.
Concur Technologies, Inc.	Nuance Communications, Inc.	Taleo Corporation
Comverse Technologies, Inc.	OPNET Technologies, Inc.	VeriFone Systems, Inc.
Digital River, Inc.	RightNow Technologies

        In selecting our peer group companies, our Compensation Committee and Radford analyzed various factors such as geography, revenue, employee headcount, market capitalization, product pipeline and year-over-year growth with a focus on mobile networking companies. While each peer group company was assessed individually, Radford and our Compensation Committee generally targeted companies within one-third to three times the size of Synchronoss in the relevant size and financial metrics, and also focused on developing appropriate representation among software and mobile networking companies in the peer group. Based on these criteria, the following companies were removed from the peer group companies reviewed in 2010 in connection with making compensation decisions for 2011: Internap Network Services Corporation, Kenexa Corporation, Limelight Networks, Inc., LogMein, Inc., NetSuite, Inc., Neutral Tandem, Inc., Pegasystems, Inc., Silicon Graphics International Corporation, SolarWinds, Inc., Syniverse, Inc., The Ultimate Software Group, Inc. and Websense Security, Inc.; and the following companies were added in 2011: Aruba Networks, Inc., Brightpoint, Inc., Comverse Technologies, Inc., Digital River, Inc., Informatica Corporation, MicroStrategy Incorporated, Nuance Communications, Inc., Smith Micro Software, Inc., and VeriFone Systems, Inc. We believe the peer group companies utilized for purposes of 2012 compensation decisions represented competition for our executive talent as of the time the peer group list was approved by our Compensation Committee.

        When establishing and adjusting the base salary, total cash compensation and equity awards for our executive officers, our Compensation Committee reviews the peer group data as part of its decision-making process. This information is used as a framework to help our Compensation Committee stay current with market practices and continue to ensure that our respective executive officers' salaries, bonuses and equity holdings are at or near a level that we believe is competitive with executive officers with similar roles at our peer group companies when targeted levels of performance are achieved as determined by the annual operating plan approved by our Board. Utilization of the peer group data allows our Company to accomplish our Compensation Committee's goal of paying our executive officers what is appropriate to achieve our corporate goals while conserving cash and equity as much as is practicable.

        Our Compensation Committee references the peer group company data as part of its effort to provide competitive compensation to our named executive officers and typically targets the 50th percentile of the peer group companies' compensation to similarly situated officers in reaching its determinations. The peer group company compensation data is utilized as a starting point and from there, our Compensation Committee will adjust the applicable component of compensation up or down based on numerous factors, including information it receives from management, its own judgment and experience, our Company's recent performance, our Company's short and long-term forecasted results, the contributions of our executive team, both as a group and individually, and the need to tailor each executive's compensation to retain and motivate that executive. As such, our Compensation Committee may provide a compensation package that is above one or more of the objective data points provided by the peer group company data based on its subjective assessments and input from management.

 Elements of Compensation

        Our executive compensation program has the following principal elements: base salary, annual cash incentive bonus, and long-term incentive equity compensation. The primary purposes of each of these principal elements are as follows: (i) the base salary component is designed to attract executives, reward satisfactory performance and provide a minimum, fixed level of cash compensation; (ii) the annual cash incentive bonus component is tied to our overall performance and an individual executive's contribution to our broader goals for the current fiscal year; and (iii) the long-term incentive equity component is designed to retain key executives and align their ownership interests with our long-term success and increased stockholder value. A substantial portion of our executives' overall compensation is tied to performance in order to encourage superior performance in a sustained fashion. In addition, each of our named executive officers has certain contractual benefits in the event the executive's employment is involuntarily terminated under certain circumstances. The termination-related benefits are designed to keep our executives' attention focused on our business notwithstanding the possibility that their employment could be terminated at any time, including in the event our Company is acquired. In addition to these compensation elements, our named executive officers also participate in various benefit plans that are generally available to our salaried employees other than our employee stock purchase plan.

        Our Compensation Committee's intent is to perform a strategic review of our executive officers' base salary, annual cash incentive bonus and equity holdings annually to determine whether they provide appropriate incentives, retention and motivation to our executive officers. Our Chief Executive Officer, as the manager of our executive team, assesses our overall performance and each executive's achievements over the year against their individual goals, and makes a recommendation to our Compensation Committee with respect to any merit increase in salary, cash incentive bonus and long-term incentive equity compensation (through stock option and restricted stock grants) for each member of our executive team, other than himself. Our Compensation Committee meets to evaluate, discuss and modify or approve these recommendations, and to conduct a similar evaluation of our Chief Executive Officer's contributions to corporate goals and achievement of his individual goals. Along with the information and recommendations provided by our Chief Executive Officer, when making compensation decisions, our Compensation Committee considers other factors, such as the peer group company data for similarly situated executives, the committees' own experience and judgment, our performance and outlook, and the other factors discussed herein.

        We view all of the components of our executive compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based on the peer group company data and, in part, on our view of internal equity and consistency, and other factors we deem relevant, such as the executive's contribution to our overall success. We believe that, as is common with our peer group companies, equity awards are equal in importance to base salary and annual cash incentive bonus compensation to our named executive officers.

        Base Salary.    We fix the base salary of each of our executives at a level we believe enables us to retain and hire individuals in the competitive environment in which our business exists. We believe that the base salary of our executives should compensate the executive for the performance of their day-to-day responsibilities. Our Compensation Committee typically reviews executive salaries annually and makes salary adjustments as it deems appropriate. To achieve our goal of providing competitive compensation to our named executive officers, our Compensation Committee uses the 50th percentile of the base salaries paid to similarly situated officers by our peer group companies, most of which we believe we compete with for executive talent, as a starting point, and then adjust upwards or downwards based on, among other factors:

  •
  reviews and recommendations received from management;

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  the executive's responsibilities, experience and length of service with us;

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  changes in the executive's responsibilities and performance;

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  the executive's individual performance during the prior year and respective impact on our financial and operational results;

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  our overall financial and operational results;

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  amount of money we had budgeted for salary increases; and

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  the current competitive marketplace and economy.

        Our Compensation Committee also evaluates the relative value of each named executive officer's position to our Company and ensures that compensation levels are both internally equitable and consistent with the value assigned to each position, and sets our named executive officers' base salaries accordingly.

        In December of 2011, when setting 2012 compensation for our then-serving named executive officers, our Compensation Committee, in consultation with Radford, reviewed the base salaries of our executive officers, the base salary and total compensation paid to similarly situated executive officers at our peer group companies, our performance in 2011 and business outlook for 2012, each executive officer's contributions to our Company and the recommendations provided by Mr. Waldis (other than with respect to his own salary). A comparison of the 2011 base salary of our named executive officers employed by us in 2011 to those of the 50th percentile of similarly situated executive officers at our peer group companies is shown in the table below:

Name	2011 Base Salary	Variance from 50th percentile of Base Salary of Similarly Situated Officers at Peer Group Companies
Stephen G. Waldis	$525,000	+4%
Robert Garcia	$362,000	-9%
Lawrence Irving	$324,500	-17%
Christopher Putnam	$320,000	-4%

        As a result of its review of the above information and the other factors listed above, our Compensation Committee determined that since the base salary of each of Messrs. Waldis and Putnam had been adjusted for 2011 to be at or about the base salary of the 50th percentile of similarly situated officers at the peer group companies utilized for 2011 executive compensation decisions, each of their base salaries should only be increased by approximately 3%, which it believed was a standard cost of living adjustment. Pursuant to this 3% adjustment, Mr. Waldis' base salary was increased from $525,000 to $541,000 and Mr. Putnam's base salary was increased from $320,000 to $330,000.

        Based on its review of Mr. Irving's base salary which was approximately 17% below the 50th percentile of the base salary of chief financial officers at our peer group companies, and considering the various factors listed above and our Compensation Committee's desire to reward Mr. Irving for his strong performance in 2011 in controlling our Company's expenses in exceeding our operating margin targets, our Compensation Committee increased Mr. Irving's base salary by approximately 15% from 324,500 to $375,000. Following the increase, Mr. Irving's 2012 base salary remained approximately 5% below the 50th percentile of base salaries paid to chief financial officers at our peer group companies, however, our Compensation Committee determined not to raise Mr. Irving's base salary to the 50th percentile because it thought the $50,500 increase was appropriate under the circumstances.

        In connection with Mr. Garcia's promotion to President of the Company effective January 2012, while retaining his role as Chief Operating Officer, our Compensation Committee reexamined his 2012 compensation. In connection with this reexamination, our Compensation Committee reviewed and discussed, among other items, his base salary which was approximately 10% below the 50th percentile of base salaries paid to similarly situated officers at our peer group companies and his strong performance in 2011, which was critical in allowing us to meet our customers' needs in a demanding environment and growing our revenues. As a result, our Compensation Committee determined to increase Mr. Garcia's base salary by approximately 10% from $362,000 to $400,000. Following this increase, Mr. Garcia's 2012 base salary was at or near the 50th percentile for base salary of similarly situated officers at our peer group companies.

        In January 2012, Mr. Berry entered into an employment agreement with our Company to serve as our Executive Vice President and Chief Innovation Officer. The employment agreement was negotiated by our management in consultation with and subject to the approval of our Compensation Committee. Under his employment agreement, we agreed to pay Mr. Berry a base salary of $300,000 annually, subject to adjustment pursuant to our employee compensation policies in effect from time to time. Our Compensation Committee determined that this was an acceptable base salary for Mr. Berry based, among other things, on the base salary of our other executive officers, his expected senior role at our Company and the base salary of similarly situated officers at our peer group companies. Mr. Berry's base salary places him slightly higher than the 50th percentile of base salaries of similarly situated officers at our peer group companies.

        Annual Cash Incentive Bonus.    At the beginning of each year, including 2012, our Compensation Committee adopts an annual executive officer performance incentive cash compensation bonus plan. The purpose of this plan is to motivate our executive officers to achieve our revenue, operating income and key strategic and operating goals that we expect to increase long-term stockholder value, as well as for their individual achievements. The performance metrics against which the executive officers are measured include both corporate and individual goals. Following completion of the applicable fiscal year, our Compensation Committee measures our Company's and each named executive officer's performance against the specific performance goals established at the beginning of the fiscal year in determining the amount of the respective executive officer's annual cash incentive bonus.

        We have designed the performance goals for each executive officer to focus that executive officer on achieving key operational and/or financial objectives within a yearly time horizon. Whether a named executive officer receives a bonus under these arrangements, and the amount of that bonus, depends primarily on our performance relative to company-wide financial objectives. Our Compensation Committee and full Board believes that company-wide incentives foster teamwork among senior management and throughout our Company, and that achieving better-than-expected financial results increases stockholder value and should be reflected in enhanced executive compensation. Under the annual cash incentive bonus plan, if we achieve results that are below certain threshold levels, our executive officers receive no cash incentive bonus, while results that are above certain threshold levels result in larger cash bonuses. As discussed below, the mix of the different types of performance goals and the weights assigned to each of such goals varies among the executive officers based on each individual's role and responsibility within our Company.

        Target Incentive Bonus Percentage Amounts.    The target levels of annual cash incentive bonuses for our executives were initially established as part of their respective original employment agreements. However, each year when making compensation decisions for the coming year, our Compensation Committee, in consultation with Radford, reviews the annual target cash incentive bonus percentage for each such named executive officer to determine whether it should be adjusted based on, among other factors discussed above, target cash incentive bonus for similarly situated executive officers at the 50th percentile of our peer group companies, his position with our Company and performance of our Company during the prior year.

        After its review of our then-serving named executive officers' target cash incentive bonus as compared to similarly situated executives at our peer group companies in late 2011 in connection with its 2012 compensation decisions, our Compensation Committee decided not to make any changes to our executive officers' target cash incentive bonus percentage amounts from those utilized in 2011 because although the performance of our Company was strong in 2011, the target cash incentive bonus percentage amounts were increased at the end of 2010 so the target cash incentive bonus amounts would be at or near the 50th percentile of similarly situated executive officers at our peer group companies. Although Mr. Garcia's target cash incentive bonus percentage was lower than those of the 50th percentile of presidents and chief operating officers at our peer group companies, our Compensation Committee determined that in light of his increase in base salary and the special equity grant awarded to him upon his promotion, his target incentive cash bonus percentage was appropriate. As such, the target incentive bonus percentage amounts remained as follows:

Name	Target Incentive Cash Bonus Percentage Amounts	Target Incentive Cash Bonus Percentage Amounts At Peer Companies
Stephen G. Waldis	100% of base salary	100% of base salary
Robert Garcia	75% of base salary	85% of base salary
Lawrence R. Irving	60% of base salary	65% of base salary
Christopher Putnam	90% of base salary	70% of base salary

        Mr. Berry's target bonus was set at 60% of his base salary pursuant to the employment agreement he entered into with us in January 2012. Our Compensation Committee determined that this was an acceptable target bonus for Mr. Berry based, among other things, on the target bonus incentive percentage of other executive officers of our Company, his expected senior role at our Company and the target bonus incentive percentage amount of chief innovation and technology officers in the 50th percentile at our peer group companies.

        Each of Messrs. Waldis, Garcia, Irving, Berry and Putnam may earn in excess of his annual target bonus in the event that corporate and individual objectives (and in the case of Mr. Putnam only individual objectives) set by our Compensation Committee are exceeded. Under our 2012 incentive compensation plan, each named executive officer could have earned up to 175% of his target incentive bonus. Thus, in 2012, the maximum amount each of Messrs. Waldis, Garcia, Irving, Berry and Putnam could have received was 175%, 131.25%, 105%, 105% and 157.5% of their respective base salary.

        2012 Annual Cash Incentive Bonus Compensation.    The 2012 annual cash incentive bonus compensation for our named executive officers (other than Mr. Putnam) was determined and paid out based upon the following criteria: the target incentive cash bonus percentile relating to 10% of the named executive officer's base salary was based upon our Compensation Committee's subjective assessment of the named executive officer's individual performance and the progress of the named executive officer towards our strategic objectives based in part on Mr. Waldis' recommendation and assessment of each named executive officer's performance in 2012 (other than himself), and the remainder of the target cash incentive bonus percentage was based upon achievement of our 2012 corporate goals described below. As in 2011, Mr. Putnam's 2012 annual cash incentive bonus did not have a corporate component, and was based upon our Compensation Committee's subjective assessment of the performance of Mr. Putnam and his sales team in 2012 based on Mr. Waldis' recommendation and assessment.

        2012 Corporate Components.    In February 2012, our Compensation Committee established the corporate component of our executive officers' 2012 annual cash incentive bonus compensation based on targeted non-GAAP revenue and non-GAAP operating income as a percentage of non-GAAP revenue under our 2012 internal annual operating plan. Our 2012 internal annual operating plan was developed by management and presented by Mr. Waldis, as Chairman and Chief Executive Officer, and Mr. Irving, as Chief Financial Officer, to our Board for its review and approval. The target performance levels under the annual cash incentive compensation plan are aligned with our annual internal operating plan to motivate our executive officers to achieve those performance goals in a manner that we believe will increase our stockholder value. As we expect to achieve our annual internal operating plan when it is set, our Compensation Committee had similar expectations when it established the 2012 corporate component that they would be satisfied at target. In calculating non-GAAP revenue and non-GAAP operating income as a percentage of non-GAAP revenue we add back the fair value stock-based compensation expense, deferred revenue, acquisition-related costs, restructuring charges, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

        The corporate component of the 2012 cash incentive compensation plan is set forth below:

Corporate Component	Threshold (weighting) 25% payout		Target (weighting) 100% payout		Maximum (weighting) 175% payout
Non-GAAP Revenue	$270,000,000	(30)%	$285,000,000	(50)%	$300,000,000	(70)%
Non-GAAP Operating Income (as a percentage of Non-GAAP Revenue)	22.5%	(70)%	22.5%	(50)%	20%	(30)%

        Each of the components was separately weighted at the "threshold," "target" and "maximum" levels. At the "threshold" level, our Compensation Committee believed that the focus should be on minimizing operating expenses if our non-GAAP revenues were low and therefore weighted 70% of the annual cash incentive bonus on the non-GAAP operating income as a percentage of non-GAAP revenue component and 30% on the non-GAAP revenue component. Conversely, at the "maximum" level, if our non-GAAP revenues were high we believe our stockholders would benefit, and therefore weighted 70% of the annual cash incentive bonus for our executives on the non-GAAP revenue component and 30% on the non-GAAP operating income as a percentage of non-GAAP revenue component.

        In 2012, our non-GAAP revenue was $270,264,000 (non-GAAP revenue for executive compensation has been adjusted to exclude certain revenue of acquired businesses in 2012) and our non-GAAP operating income as a percentage of non-GAAP revenue was 25.10%. Thus, as a result of our actual 2012 non-GAAP revenue being slightly above our threshold non-GAAP revenue for 2012 and our 2012 non-GAAP operating income as a percentage of non-GAAP revenue being much higher than the target non-GAAP operating income as a percentage of non-GAAP revenue, our Compensation Committee determined in early 2013 to award our named executive officers approximately 43.5% of the target payout with respect to the corporate component of their respective 2012 cash incentive bonus, as outlined in the table below.

Corporate Component	Achievement/ Plan Payout
Non-GAAP Revenue	$270,264,000	(0)%
Non-GAAP Operating Income (as a percentage of Non-GAAP Revenue)	25.10%	(100)%

        2012 Individual Component.    In 2012, the individual component of our executive officers' annual cash incentive bonus was based upon our Compensation Committee's assessment of the named executive officer's individual performance and the progress of the named executive officer towards our strategic objectives. Based on their assessment and Mr. Waldis' recommendations (other than his own bonus), our Compensation Committee awarded each of Messrs. Waldis, Garcia, Irving and Berry 75% of their respective target cash incentive bonus allocated to the individual component based on our Company's performance in 2012. Our Compensation Committee did not distinguish any named executive officer's individual performance during 2012 in determining this percentage. With respect to Mr. Putnam, our Compensation Committee awarded him 46.7% of his target cash incentive bonus due to the slower revenue growth of our Company in 2012, compared to 2011. As a result, each of Messrs. Waldis, Garcia, Irving, Putnam and Berry was awarded the following amounts under the 2012 cash incentive bonus plan:

Executive	Base Salary	Corporate Component Target Bonus Percentage of Base Salary	Percentage of Corporate Component Target Bonus Awarded	Corporate Component Bonus Awarded	Individual Component Target Bonus Percentage of Base Salary	Perentage of Individual Component Target Bonus Awarded	Individual Component Bonus Award	Total Bonus Awarded
Stephen G. Waldis	$541,000	90%	43.5%	$211,948	10.0%	75.0%	$40,575	$252,523
Lawrence R. Irving	$375,000	50%	43.5%	$81,619	10.0%	75.0%	$28,125	$109,744
Robert Garcia	$400,000	65%	43.5%	$113,178	10.0%	75.0%	$30,000	$143,178
Christopher Putnam	$330,000	—	—	—	90.0%	46.7%	$138,600	$138,600
David Berry	$300,000	50%	43.5%	$65,295	10.0%	75.0%	$22,500	$87,795

        Long-Term Incentive Equity Compensation.    We believe that equity awards align the interests of our executive officers with those of our stockholders. We grant equity awards to help achieve our strategic objectives by motivating our executives to achieve our financial goals, promoting retention through the use of multi-year vesting schedules and aligning the interest of our executive officers with our stockholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our Common Stock. The authority to make equity grants to executive officers rests with our Compensation Committee, although our Compensation Committee does consider the recommendations of our Chief Executive Officer, as well as peer group data provided by Radford.

        Generally, we have granted a stock option and/or awarded restricted stock to our executives in order to align his or her interests with those of our stockholders at the first regularly scheduled meeting of our Compensation Committee after the executive commenced employment. The size of this initial grant is set at a level that our Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon, among other factors, the size of the initial equity grants made to similarly situated executives at our peer group companies, the individual's position with our Company, and the executives' potential for future responsibility and promotion. Each year, our Compensation Committee considers annual replenishment equity awards of stock options and restricted stock for our executive officers based on, among other factors, recommendations from our Chief Executive Officer, our Compensation Committee's own judgment and experience, recommendations from its compensation consultant, peer group company data, our Company's recent and expected performance, the executive officer's potential for future responsibility and promotion, the executive officer's performance in the recent period and the amount of equity then held by such executive officer. Since our initial public offering, all awards of options to purchase shares of our Common Stock have been granted with an exercise price equal to the closing sales price of a share of our Common Stock, as reported on Nasdaq on the date of grant. With respect to peer group data, our Compensation Committee typically targets equity grant values comparable to those granted to executive officers at the 50th percentile of our peer group companies but in years where our Company's performance has been strong, our Compensation Committee has made larger equity grants. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares of Common Stock subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time. These annual restricted stock and option awards have traditionally been granted effective on the first Tuesday of December each year;

however, in November 2012, our Compensation Committee determined that future equity awards, together with the other determination of compensation of our executive officers should be moved to the beginning of the following year so that the finalized 2012 financial results of our Company could be taken into effect.

        In connection with his joining our Company in January 2012, our Compensation Committee (i) granted Mr. Berry an option to purchase 60,000 shares of our Common Stock at an exercise price equal to $30.11, the closing price per share of our Common Stock on the Nasdaq Global Market on the date of grant, with 25% of the shares subject to the option becoming exercisable after 12 months of continuous service with our Company, with the balance becoming exercisable in equal monthly installments over the next 36 months of continuous service thereafter and (ii) awarded Mr. Berry 15,000 restricted shares of our Common Stock, with 25% of the shares vesting after 12 months of continuous service with our Company, with the balance vesting in equal installments each quarter over the next three years of continuous service thereafter. Our Compensation Committee based the amount of Mr. Berry's equity grant on, among other things, the size of the initial equity grants of our other executive officers, his expected senior role at our Company and the 50th percentile of initial equity grants of chief innovation and technology officers at our peer group companies.

        In January 2012, following his promotion to President of our Company, our Compensation Committee (i) granted Mr. Garcia an option to purchase 30,000 shares of our Common Stock at an exercise price equal to $30.11, the closing price per share of our Common Stock on the Nasdaq Global Market on the date of grant, with 25% of the shares subject to the option becoming exercisable after 12 months of continuous service with our Company, with the balance becoming exercisable in equal monthly installments over the next 36 months of continuous service thereafter and (ii) awarded Mr. Garcia 15,000 restricted shares of our Common Stock, with 25% of the shares vesting after 12 months of continuous service with our Company, with the balance vesting in equal installments each quarter over the next three years of continuous service thereafter. Our Compensation Committee based the amount of Mr. Garcia's equity grant on, among other things, his equity ownership of our Company on the date of grant, his equity grant at the end of 2011, his enhanced responsibilities as President, his past performance as chief operating officer, our Company's expected performance in 2012, and equity grants to individuals being promoted to President at our peer group companies.

        Our Compensation Committee also awards performance-based restricted stock awards in addition to stock options as part of the annual replenishment awards to our executive officers. Our decision to use performance-based restricted shares of our Common Stock to satisfy a portion of our annual equity replenishment equity awards is based on a desire to demonstrate our commitment to pay for performance, and reduce short-term dilution and stock plan share usage, while simultaneously maintaining competitive rewards to retain employee talent. The size of each annual grant is set at a level that our Compensation Committee deems appropriate based on its judgment to create a meaningful opportunity to realize value from equity based upon peer group data. Our Compensation Committee typically targets the equity value granted at the 50th percentile at our peer group companies to similarly situated executive officers and then adjust, upward or downward, based on, among the other factors discussed above, an executive officer's position with our Company, his or her potential for future responsibility and promotion and performance in the fiscal year, and our Company's performance in such fiscal year. Historically, in years where our Company's performance has been strong, our Compensation Committee has made larger performance-based equity awards. The actual number of performance-based restricted shares each executive officer will receive in a given year is based on our financial performance during the fiscal year against the performance criteria set at the time of the award. Although its value may increase or decrease with changes in the stock price during the period before vesting, performance-based restricted shares will have value in the long term, thus encouraging retention, while the entire compensation value of a stock option depends on future stock price appreciation. Accordingly, we believe performance-based restricted shares can deliver significantly greater share-for-share compensation value at grant than stock options and we can offer comparable compensation value with potentially less dilution for our stockholders.

        Each performance-based restricted share award has a target number of shares of Common Stock to be issued following the completion of a fiscal year based on the achievement of performance criteria set by our Compensation Committee at the time of the award. The actual number of restricted shares of Common Stock to be issued following the completion of the fiscal year can be greater or less than the target number depending on our Company's results under the applicable performance criteria. In addition, if our Company's results are below certain performance criteria, no shares of Common Stock will be issued. The year in which the actual performance criteria and targets is set by our Compensation Committee is considered the year in which the award is granted. We refer to the year which the performance criteria is based upon as the name of the performance-based restricted shares. For example, for a performance-based restricted share award which relates to our Company's performance in 2012 and for which the actual number of shares to be issued thereunder was not determined by our Compensation Committee until early 2013 as a "2012 performance-based restricted share award."

        For the first time, in addition to using financial metrics to determine the number of shares to be issued under each executive officer's 2012 performance-based share award, our Compensation Committee also included total stockholder return (TSR). TSR compares the total stockholder return of our Company compared to that of our peer group companies. Our Compensation Committee determined to use TSR to better align our executive officer's compensation with our stockholders.

        In December 2011, our Compensation Committee approved a 2012 performance-based restricted share award to each of our named executive officers. The actual number of performance-based restricted shares of Common Stock that could be issued pursuant to the 2012 performance-based restricted share awards was based upon the Company's performance against the same non-GAAP revenue and non-GAAP operating income as a percentage of non-GAAP revenue targets applicable to the 2012 annual incentive bonus compensation discussed above in "—2012 Annual Cash Incentive Bonus Compensation" and, was subject to an adjustment based on our Company's TSR compared to that of our peer group companies during the prior three-year period (2010-2012). If the Company's TSR was below the 25th percentile, the actual number of performance-based share awards for a named executive officer would be reduced by 10% and if the Company's TSR was at or above the 75th percentile, the actual number of performance-based share awards would be increased by 20%. Thus, the actual number of performance-based shares that could be issued pursuant to the 2012 performance-based restricted share awards could range from zero to one and one-half times the initial target amount. One-third of the shares of Common Stock issued under the 2012 performance-based restricted share awards vest on the date such shares were issued, and an additional one-third would vest on each of December 31, 2013 and December 31, 2014 provided such named executive officer is continuously employed by our Company.

        Based on our actual 2012 non-GAAP revenue and non-GAAP operating income as a percentage of our non-GAAP revenue, the actual number of restricted shares of Common Stock issued pursuant to the performance-based restricted share awards to our named executive officers in February 2013 are set forth below:

Name	Target Number of Performance Shares	Performance Shares Earned
Stephen G. Waldis	42,000	35,213
Lawrence R. Irving	22,000	18,445
Robert Garcia	23,000	19,283
Christopher Putnam	18,000	15,091

        Since David Berry was not employed by us in 2011 when the 2012 performance-based restricted share awards were awarded and was not subsequently awarded a 2012 performance-based restricted share award.

        As the Company's TSR was not in the bottom 25th percentile nor the 75th percentile compared to its peer group of companies for the three-year period (2010-2012), our Compensation Committee determined not to make any adjustments to the above number of performance-based restricted shares each executive officers were issued.

        Unlike in prior years, when the 2013 performance-based restricted share awards would have been awarded to our named executive officers in December of 2012, in November 2012 our Compensation Committee, in consultation with Radford, determined that to ensure that its executive compensation decisions were based on the finalized 2012 financial results, deferred such awards until early 2013.

        Chief Executive Officer Compensation.    As our Chairman and Chief Executive Officer, Mr. Waldis' responsibilities are much greater than those of the other named executive officers, as he is informed and involved, in a detailed manner with each department's progress toward our shared Company goals. As such, although his total base salary is below the 50th percentile of base salaries paid to chief executive officers at our peer group companies, his potential compensation is greater than our other named executive officers. In our industry, the Chief Executive Officer must be deeply aware of a company's strengths and obstacles, and have sharp strategic vision for the company's future while maintaining our ability to adapt to changed circumstances and prospects quickly and thoughtfully. We believe Mr. Waldis displays these skills. The successful progress of our research and development programs and success of our customer engagements brings value to our financial performance and our stockholders, and we believe Mr. Waldis' direction in the decisions and actions that drive this progress merit the compensation that he receives.

        Post-Termination Protection.    We have agreed to change in control severance arrangements with our executive officers, each of which is described under the heading "Severance and Change in Control Arrangements." Our Compensation Committee believes the change in control severance arrangements are important to protect our executive officers in the event of any involuntary termination associated with a change in control. We believe these benefits are comparable with similar arrangements adopted by our peer group companies. Our Compensation Committee believes these agreements enhance our ability to retain the services of our executive officers and appropriately balance our interests, and the interests of our executive officers and stockholders. Within this change in control severance arrangement, our Compensation Committee sought uniformity of results among our executive officers based on their positions with our Company. In addition, our Compensation Committee believes that the events triggering payment, requiring both a change in control and an involuntary termination, and then only when there is no misconduct by the executive officer, are fair hurdles for the ensuing protection. Each of our executive officers would receive severance under his respective employment agreement if he is terminated without "cause" as defined in his employment agreement. The severance program is provided as a temporary source of income in the event of an executive officer's involuntary termination of employment.

        Other Benefits.    Our executives are eligible to participate in all of our employee benefit plans (other than our employee stock purchase plan), such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We lease an automobile (and pay applicable insurance and gas) for Messrs. Waldis and Irving to be used primarily for business purposes. We also provide Mr. Garcia with a car allowance for an automobile to be used primarily for business purposes. There were no other special benefits or perquisites provided to any named executive officer in 2012.

        Recent Developments.    In prior years, our Compensation Committee, in consultation with Radford, had met at the end of the year to determine compensation for the executives for the following year. In November 2012, our Compensation Committee reviewed information received from Radford that indicated that most of our Company's peer group companies made decisions with respect to the compensation of and equity grants to executive officers at the beginning of the applicable year after information regarding the finalized financial results from the prior year's performance is available. Historically, our Compensation Committee has made compensation decisions for the following year in December of the prior year, basing decisions for the coming year on information then available which typically included financial information from the first three quarters of the current year and management's expectation for the fourth quarter of such year. Therefore, our Compensation Committee, in consultation with Radford, adopted a go-forward schedule of making executive compensation decisions in the first quarter of each year. For 2013, equity grants and salary decisions were deferred to early 2013.

        Summary.    We believe that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees' interests with those of our stockholders. We believe that the compensation of our named executive officers is both appropriate for and responsive to the goal of improving stockholder value.

        Executive Officer Stock Ownership Guidelines.    We have established the following stock ownership guidelines for our executive officers: each executive officer who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or directly reports to our Chief Executive Officer is required to own, as of the later of February 2, 2016 or five years from the date such individual begins reporting to our Chief Executive Officer or becomes a Section 16 officer, must own a number of vested shares of our Common Stock having a value equal to (a) three times the base salary for our Chief Executive Officer and (b) one and one-half times the base salary for other executive officers. In the event an executive officer is not compliant at the end of such five year period, any future equity grants to such executive officer would be reduced by 20% until he is compliant. In 2012, each of our named executive officers met these guidelines. The purpose of these guidelines is to increase and maintain our executive officers' equity stake in our Company to further align our executive officers' interests with those of our stockholders. Under our trading policy, we prohibit all hedging or "short sales" involving our securities by our employees and our executive officers. We do not currently have a clawback or recovery policy in place. From time to time, we review these guidelines based on market conditions, ownership guidelines at our peer group companies and other considerations to determine whether they should be revised. No revisions were made in 2012.

Tax Matters

        Tax Deductibility of Pay.    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that our Company may deduct in any one year with respect to our chief executive officer and our three other most highly paid named executive officers (other than our chief financial officer). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To qualify for an exemption from the $1,000,000 limitation, our stockholders approved a limit under our equity incentive plan on the maximum number of shares for which a participant may be granted stock options in any calendar year. Because the equity incentive plan and option grants under the equity incentive plan comply with the applicable requirements for this exemption, any compensation deemed paid to a named executive officer when he or she exercises an option with an exercise price that is at least equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation and should not be subject to the $1,000,000 deduction limitation. Restricted stock awards that are subject to time-based vesting are generally not considered performance-based under Section 162(m) of the Code and, as such, may not be fully deductible by us. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) of the Code if it determines that such action is appropriate and in our best interests. Our Compensation Committee may, in its judgment, authorize compensation payments that are not deductible when it believes that such payments are appropriate, including to attract and retain highly-qualified executive officers.

        Accounting Matters.    We account for equity compensation paid to our employees under the rules of FASB ASC Topic No. 718, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred. We structure cash bonus compensation so that it is taxable to our employees at the time it becomes available to them.

Employee Compensation Risk

        In 2012, our Compensation Committee reviewed our compensation policies and practices for all employees, including our executives, and determined that our compensation programs (i.e., stock ownership guidelines, metrics for annual incentive cash bonus and long-term incentive equity compensation including the issuance of performance shares), which are designed to align our executives' compensation with our long-term business objectives and performance and discourage the taking of unnecessary risks, are not likely to have a material adverse effect on our Company. In keeping with our results-driven culture, our Compensation Committee expects our executives to deliver superior performance in a sustained fashion. As a result, a substantial portion of our executives' overall compensation is tied to our Company's performance. Our Compensation Committee links our executives' compensation to attainment of our annual goals that will help drive our Company to achieve high revenue growth and profitability because it believes that solid performance in these areas will lead to long-term stockholder value.

Stockholder Advisory Vote on Executive Compensation

        At our 2012 annual meeting of stockholders, approximately 69.4% of the shares voted were in favor of the compensation of our named executive officers as disclosed in our proxy statement for the 2012 annual meeting of stockholders, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and other related tables and disclosures. At the time of the 2012 vote, our Compensation Committee had already approved the design and goals of our executive compensation program for 2012. Our Compensation Committee reviewed these voting results and its compensation program in connection with its 2013 compensation decisions, including the design of the short-term and long-term incentive programs which pursuant to challenging metrics yielded bonus payouts of 43.5% for the corporate goal portion and 75% for the individual goal portion, and performance share payout of 84% of target in 2012 based on our Company's performance in 2012 and decided that significant change to its executive compensation program and philosophy was not needed at such time. Our Compensation Committee will consider the outcome of the stockholder advisory vote on executive compensation each year as it makes future compensation decisions.

 Compensation Committee Report(1)

        The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chairman Charles E. Hoffman Thomas J. Hopkins

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

        The following table sets forth all of the compensation awarded to, earned by, or paid to our "principal executive officer," "principal financial officer" and the three other highest paid executive officers (our "named executive officers") for 2012:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation (4)($)	All Other Compensation ($)		Total ($)
Stephen G. Waldis	2012	541,000	40,575	801,360	(5)	—	211,948	34,080	(9)	1,628,963
Chairman of the Board and	2011	525,000	65,625	1,322,332		2,685,016	758,438	35,697	(9)	5,392,108
Chief Executive Officer	2010	500,000	37,500	0	*	1,210,440	348,533	20,364	(9)	2,116,837
Lawrence R. Irving	2012	375,000	28,125	419,790	(6)	—	81,619	24,371	(10)	928,905
EVP, Chief Financial Officer	2011	324,500	40,563	756,456		889,412	260,437	18,371	(10)	2,289,739
and Treasurer	2010	295,000	22,125	0	*	691,680	126,544	19,674	(10)	1,155,023
Robert Garcia	2012	400,000	30,000	890,490	(7)	512,219	113,178	16,700	(11)	1,962,582
President and	2011	362,000	45,250	756,456		1,006,881	377,694	16,950	(11)	2,565,231
Chief Operating Officer	2010	323,000	24,225	0	*	691,680	138,555	16,950	(11)	1,194,410
Christopher Putnam(13)	2012	330,000	138,600	343,440	(8)	—	—	7,500	(12)	819,540
Executive Vice President of	2011	320,000	300,800	504,304		499,245	—	7,350	(12)	1,631,699
Sales	2010	230,000	—	0	*	464,002	538,500	7,350	(12)	1,239,852
David Berry	2012	300,000	22,500	451,650		1,024,428	65,295	3,875	(12)	1,867,748
EVP and
Chief Innovation Officer

*
As described in the Compensation Discussion and Analysis, beginning with the grants of the 2010 performance-based restricted share awards in December 2009, our Company has used performance-based restricted share awards as an important feature of its executive officer compensation program. Our named executive officers received performance-based restricted share awards pursuant to which shares of our restricted Common Stock would be issued based upon each of our 2010, 2011 and 2012 financial performance. The disclosure in the Summary Compensation Tables of this proxy statement and the proxy statements we filed in 2011 and 2012 may, however, suggest that our named executive officers did not receive an award in 2010. Because the performance metrics for the 2010 performance-based restricted share awards were established in December 2009, the 2010 performance-based restricted share awards were considered granted in fiscal year 2009 and as such, their grant date fair value was considered compensation in 2009 in the Summary Compensation Table that appeared in our proxy statement filed in 2010. The performance metrics for the 2011 and 2012 performance-based restricted share awards were established in February 2011 and February 2012, respectively, and therefore they are considered granted in fiscal year 2011 and 2012, respectively, and their grant date fair market value is reflected in the above Summary Compensation Table as 2011 and 2012 compensation, respectively. Accordingly, neither the 2010 nor 2011 performance-based restricted share awards granted to our then-serving named executive officers appear in the 2010 line of the Summary Compensation Table above. The following sets forth the details for the 2012 performance-based restricted share awards, including the actual number of restricted shares of our Common Stock issued based on our performance in 2012:

		2012 Awards Number of Shares
	Grant Date					Grant Date Fair Value ($)(2)
Name		Threshold	Target	Maximum	Actual
Waldis	Feb 2, 2012	28,350	42,000	63,000	35,213	$801,360
Irving	Feb 2, 2012	14,850	22,000	33,000	18,445	$419,760
Garcia	Feb 2, 2012	15,525	23,000	34,500	19,283	$438,840
Putnam	Feb 2, 2012	12,150	18,000	27,000	8,384	$343,440
(1)
The salary amount represents the salary earned from January 1 through December 31 of the applicable year.

(2)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the target number of performance share awards granted to our executive officers. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our assumptions in estimating the fair value of our performance-based restricted share awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and sold.

(3)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our executive officers. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

(4)
The amounts under this column include amounts paid under the Company's annual incentive bonus compensation plan described under "Compensation Discussion and Analysis."

(5)
The grant date fair market value of the performance-based restricted share award assuming the highest level of performance conditions was achieved was $1,202,040.

(6)
The grant date fair market value of the performance-based restricted share award assuming the highest level of performance conditions was achieved was $629,640.

(7)
The grant date fair market value of the performance-based restricted share award assuming the highest level of performance conditions was achieved was $658,260.

(8)
The grant date fair market value of the performance-based restricted share award assuming the highest level of performance conditions was achieved was $515,160.

(9)
Reflects amounts paid to Mr. Waldis for leasing an automobile, including insurance premiums, and 401(k) matching contribution. Includes $26,580 paid by our Company for the provision of a car for Mr. Waldis in 2012.

(10)
Reflects amounts paid to Mr. Irving for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(11)
Reflects amounts paid to Mr. Garcia for a car allowance (including insurance) and 401(k) matching contributions.

(12)
Represents 401(k) contribution.

(13)
Mr. Putnam's employment with the Company terminated effective March 15, 2013.

Grants of Plan Based Awards

        The following table sets forth each plan-based award granted to our named executive officers during the year ended December 31, 2012. The FASB ASC Topic No. 718 value of these awards is also reflected in the Stock Awards and Option Awards columns of the Summary Compensation Table above.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan(2)					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Stephen G. Waldis		0	486,900	852,075
	2/2/2012				28,350	42,000	63,000				801,360
Lawrence R. Irving		0	187,500	328,125
	2/2/2012				14,850	22,000	33,000				419,760
Robert Garcia		0	260,000	455,000
	1/3/2012							15,000			451,650
	1/3/2012								30,000	30.11	512,214
	2/2/2012				15,525	23,000	34,500				438,840
Christopher Putnam		—	—	—
	2/2/2012				12,150	18,000	27,000				343,440
David Berry		0	150,000	262,500
	1/3/2012							15,000			451,650
	1/3/2012								60,000	30.11	1,024,428

(1)
Each of the named executive officers (other than Mr. Putnam whose 2012 cash incentive bonus was based solely on the discretionary individual component as discussed in "Compensation Discussion and Analysis"), was granted a non-equity incentive plan award pursuant to our 2012 annual incentive bonus compensation plan and their respective employment agreements. The amounts shown in the "Target" column reflect the target cash payment level under our 2012 annual incentive bonus compensation if our Company achieved all of the specific corporate objectives previously approved by our Compensation Committee. The amounts shown in the "Maximum" column reflect the target payment levels under our 2012 annual incentive bonus compensation if our Company achieves the maximum of each of our corporate objectives previously approved by our Compensation Committee. The 2012 annual incentive bonus compensation plan is discussed in greater detail in "Compensation Discussion and Analysis." The actual amounts paid to each named executive officer are shown in the Summary Compensation Table above. The table does not include the individual component portion of the executive's aggregate target cash incentive bonus amount.

(2)
Each of our named executive officers employed by us as of December 2011 was awarded a 2012 performance-based restricted share award as described in greater detail in "Compensation Discussion and Analysis." The 2012 performance-based restricted share awards vest based on the achievement of our 2012 financial performance. The amounts shown in the "threshold" column reflect the minimum number of restricted shares of Common Stock issuable under the 2012 performance-based restricted share awards. The amounts shown in the "target" column reflect the number of restricted shares of Common Stock issuable under the 2012 performance-based restricted share awards if all of the 2012 financial goals were achieved. The amounts shown in the "maximum" column reflect the maximum number of restricted shares of Common Stock issuable under the 2012 performance-based restricted share if all of the 2012 financial goals were surpassed.

Description of Awards Granted in 2012

  •
  Stephen G. Waldis:  On February 2, 2012, we granted Mr. Waldis a performance-based restricted stock award pursuant to which Mr. Waldis was entitled to receive from 28,350 to 63,000 restricted shares of our Common Stock based on the Company's 2012 performance metrics (including total shareholder return) discussed in the Compensation Discussion and Analysis section of this proxy. On February 2, 2013, 35,213 shares of restricted Common Stock were actually issued to Mr. Waldis under the 2012 performance-based restricted stock award.

  •
  Lawrence R. Irving:  On February 2, 2012, we granted Mr. Irving a 2012 performance-based restricted stock award pursuant to which Mr. Irving was entitled to receive from 14,850 to 33,000 restricted shares of our Common Stock based on the Company's 2012 performance metrics (including total shareholder return) discussed in the Compensation Discussion and Analysis section of this proxy. On February 2, 2013, 18,445 shares of restricted Common Stock were actually issued to Mr. Irving under the 2012 performance-based restricted stock award.

  •
  Robert Garcia:  On February 2, 2012, we granted Mr. Garcia a 2012 performance-based restricted stock award pursuant to which Mr. Garcia was entitled to receive from 15,525 to 34,500 restricted shares of our Common Stock based on the Company's 2012 performance metrics (including total shareholder return) discussed in the Compensation Discussion and Analysis section of this proxy. On February 2, 2013, 19,283 shares of restricted Common Stock were actually issued to Mr. Garcia under the 2012 performance-based restricted stock award. On January 3, 2012, in connection with his promotion to President of the Company Mr. Garcia was (i) granted an option to purchase 30,000 shares of our Common Stock and (ii) issued 15,000 restricted shares of our Common Stock.

  •
  Christopher Putnam:  On February 2, 2012, we granted Mr. Putnam a 2012 performance-based restricted stock award pursuant to which Mr. Putnam was entitled to receive from 12,150 to 27,000 restricted shares of our Common Stock based on the Company's 2012 performance metrics (including total shareholder return) discussed in the Compensation Discussion and Analysis section of this proxy. On February 2, 2013, 15,091 shares of restricted Common Stock were actually issued to Mr. Putnam under the 2012 performance-based restricted stock award.

  •
  David Berry:  On January 3, 2012, in connection with his joining the Company, we (i) granted Mr. Berry an option to purchase 60,000 shares of our Common Stock and (ii) issued Mr. Berry 15,000 restricted shares of our Common Stock.

        With respect to Messrs. Berry and Garcia, (i) the option becomes exercisable with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after the grant date, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter and (ii) the first 25% of the restricted shares of our Common Stock issued to them in January 2012 vests upon completion of 12 months of continuous service after the grant date, and an additional 1/16th of the shares vests upon completion of three-months of continuous service thereafter. With respect to the shares of restricted stock issued under the 2012 performance-based restricted shares, one-third of the shares vested upon issuance of the 2012 performance-based restricted shares, one-third of such restricted shares vested on December 31, 2012 and the remaining one-third of such restricted shares vest on December 31, 2013 provided the respective executive officer remains continuously employed by our Company through each such date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2012.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(12)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(13)
Stephen G. Waldis	80,000	(2)	-0-		8.98	4/3/2016
	56,753	(3)	-0-		12.68	12/5/2016
	51,818	(4)	-0-		36.10	12/4/2014
	80,000	(5)	-0-		9.93	12/19/2015
	109,725	(6)	36,575		14.00	12/1/2016
	42,000	(7)	42,000		27.55	12/7/2017
	40,000	(8)	120,000		30.50	12/6/2018
							18,066	(10)	381,012
										42,000	885,780
Lawrence R. Irving	30,545	(4)	-0-		36.10	12/4/2014
	20,350	(5)	-0-		9.93	12/19/2015
	18,755	(6)	13,762		14.00	12/1/2016
	24,000	(7)	24,000		27.55	12/7/2017
	13,250	(8)	39,750		30.50	12/6/2018
							10,335	(10)	217,965
										22,000	463,980
Robert Garcia	32,727	(4)	-0-		36.10	12/4/2014
	37,567	(5)	-0-		9.93	12/19/2015
	44,257	(6)	24,137		14.00	12/1/2016
	24,000	(7)	24,000		27.55	12/7/2017
	15,000	(8)	45,000		30.50	12/6/2018
	-0-		30,000	(9)	30.11	1/3/2019
							10,335	(10)	217,965
							15,000	(11)	316,350
										23,000	485,070
Christopher Putnam.	13,091	(4)	-0-		36.10	12/4/2014
	4,333	(5)	-0-		9.93	12/19/2015
	26,255	(6)	13,763		14.00	12/1/2016
	16,100	(7)	16,100		27.55	12/7/2017
	7,438	(8)	22,313		30.50	12/6/2018
							6,890	(10)	145,310
										10,000	210,900
David Berry	-0-		60,000	(9)	30.11	1/3/2019
							15,000	(11)	316,350

(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock at the end of fiscal year 2012. The actual value (if any) to be realized by the executive officer depends on whether the shares vest and the future performance of our Common Stock. On December 31, 2012, the closing price of our Common Stock was $21.09 per share. Each of the options and restricted shares automatically vest if we are acquired and the officer is either involuntarily terminated or voluntarily resigns for good reason as discussed in more detail below under "Severance and Change in Control Arrangements."

(2)
Mr. Waldis received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, the option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, the option became exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service was completed. As a result, the option became fully exercisable on April 3, 2010.

(3)
Mr. Waldis received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5, 2007, the option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, the option became exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service was completed. As a result, the option became fully exercisable on December 5, 2010.

(4)
Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option became exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service was completed. As a result, the option became fully exercisable on December 4, 2011.

(5)
Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 19, 2008. Starting with December 2, 2009, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option became exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service was completed. As a result, the option became fully exercisable on December 2, 2012.

(6)
Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 1, 2009. Starting with December 1, 2010, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(7)
Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 7, 2010. Starting with December 7, 2011, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(8)
Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 6, 2011. Starting with December 6, 2012, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(9)
Messrs. Garcia and Berry received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on January 3, 2012. Starting with January 3, 2013, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(10)
Messrs. Waldis, Irving, Garcia and Putnam received an award of 2011 performance-based restricted shares under our 2006 Equity Incentive Plan on December 7, 2010. The restricted shares of our Common Stock underlying these awards were issued based on our 2011 financial performance on February 1, 2012. Under the terms of this grant, two-thirds of the shares have vested, and the remainder of the shares will vest on December 31, 2013.

(11)
Messrs. Garcia and Berry received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on January 3, 2012. Starting with January 3, 2013, 25% of the shares vest. Thereafter, 1/12th of the shares vest when each additional three-month period of continuous service is completed. As a result, the shares will fully vest four years after the date of the grant.

(12)
Each named executive officer employed by us as of December 2011 was awarded a 2012 performance-based restricted share award as described in greater detail in "Compensation Discussion and Analysis." The amounts shown reflect target performance if all of the goals were achieved. The actual number of restricted shares of our Common Stock issued in February 2013 based on our performance in 2012 was:

Name	Number of Shares
Waldis	35,213
Irving	18,445
Garcia	19,283
Putnam	15,091
(13)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock at the end of fiscal year 2012. The actual value (if any) to be realized by the executive officer depends on whether the shares vest and the future performance of our Common Stock. On December 31, 2012, the closing price of our Common Stock was $21.09 per share.

 Option Exercises and Stock Vested

        The following table shows the number of shares acquired upon exercise of options by each named executive officer during the year ended December 31, 2012 and the shares of restricted stock acquired by each named executive officer that vested during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(e)(1)
Stephen G. Waldis	—	—	49,534	1,289,615
Lawrence R. Irving	46,983	716,903	25,790	683,925
Robert Garcia	80,469	794,499	29,723	770,432
Christopher Putnam	20,266	391,186	18,001	471,527
David Berry	—	—	—	—

(1)
For option awards, value realized is based on the fair market value of our Common Stock on date of exercise minus the exercise price. In neither case do the amounts set forth above necessarily reflect proceeds actually received by the executive officer. For stock awards, value realized is based on the fair market value of our Common Stock on date of vesting.

Employment Agreements

        In 2011, we entered into employment agreements with our executive officers, effective January 1, 2012, that contain severance/change in control provisions as described below, each of which employment agreement expires on December 31, 2014. These agreements renewed our executive officers' prior agreements which expired on December 31, 2011. Mr. Berry entered into an employment agreement with the Company, effective January 1, 2012, which contained identical terms. Each agreement automatically renews for additional twelve-month periods unless our Company provides written notice of its intent not to renew the agreement prior to the end of such term or renewal term. These individuals will only be eligible to receive severance payments if each such executive officer signs a general release of claims following an eligible termination. These severance arrangements are designed to promote stability and continuity of senior management. Under his employment agreement, if an executive officer dies, his estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which his death occurred, prorated based on the number of days he was employed by our Company during that fiscal year. If an executive officer's employment with our Company ends due to a Permanent Disability (as defined in his employment agreement), he shall be entitled to receive an amount equal to his target cash incentive bonus for the fiscal year in which his employment with our Company ended, prorated based on the number of days he was employed by our Company during that fiscal year. The employment agreements also provide that if an executive officer or his personal representative elects to continue health insurance coverage under COBRA for the executive officer and his dependents following the termination of his employment due to Permanent Disability or if he is Involuntarily Terminated, then our Company will pay the monthly premium under COBRA until the earliest of (a) the close of the 24-month period following the termination of his employment with our Company, (b) the expiration of his continuation coverage under COBRA or (c) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In addition, the employment agreements provide that each of their outstanding options and restricted shares will vest and become exercisable in full if the executive officer's employment is Involuntarily Terminated (as defined below) within twelve (12) months following a Change in Control (as defined below).

        Involuntary Termination includes the executive officer's (i) discharge without cause or (ii) resignation following a change in position that materially reduces the executive officer's level of authority or responsibility, a reduction in compensation or benefits, or relocation of the executive officer's workplace. A Change in Control includes: (i) a merger of our Company after which our stockholders own 50% or less of the surviving corporation or its parent company; (ii) a sale of all or substantially all of our assets; (iii) a proxy contest that results in the replacement of more than one-half of our directors over a 24 month period; or (iv) an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to our Company, such as a holding company owned by our stockholders. Our Compensation Committee of our Board of Directors, as plan administrator of our 2000 Stock Plan, 2006 Equity Incentive Plan and 2010 New Hire Equity Incentive Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of our Company.

        Stephen G. Waldis.    If prior to, or more than 12 months following, the occurrence of a change in control of our Company, Mr. Waldis' employment is terminated for reasons other than cause or Permanent Disability, he shall receive a lump sum severance payment equal to two times his base salary, plus two times his average bonus received in the immediately preceding two years and, if Mr. Waldis resigns for good reason, the severance payment will be one and one-half times his base salary and average bonus. If within 12 months following a change in control, Mr. Waldis is terminated for reasons other than cause or Permanent Disability, or Mr. Waldis terminates his employment for good reason, he shall receive a lump sum severance payment equal to 2.99 times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

        Lawrence R. Irving, Robert Garcia, Christopher Putnam and David Berry.    If prior to, or more than 12 months following, the occurrence of a change in control of our Company, Messrs. Irving, Garcia, Putnam or Berry's employment is terminated for reasons other than cause or Permanent Disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Irving, Garcia, Putnam or Berry resigns for good reason, the severance payment will be one times his base salary and average bonus received in the immediately preceding two years. If within 12 months following a change in control, Mr. Irving, Garcia, Putnam or Berry is terminated for reasons other than cause or Permanent Disability, or Mr. Irving, Garcia, Putnam or Berry terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Estimated Payments and Benefits

        The table below reflects the potential payments and benefits to which the named executive officers would be entitled pursuant to their respective employment agreements. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than the employment agreements. The amounts shown in the table below assume that each termination was effective as of December 31, 2012.

Name	Benefit	Voluntary Resignation/ Termination for Cause	Termination Without Cause Prior to Change in Control	Termination Due to Death or Disability		Termination Without Cause or Resignation For Good Reason After a Change in Control
Stephen G. Waldis	Severance(1)	-0-	$2,158,586	$541,000		$2,694,176
	Option Acceleration(2)	-0-	-0-	-0-		259,317
	Restricted Stock Acceleration(3)	-0-	-0-	-0-		381,012
	Accrued Vacation(4)	$10,404	10,404	10,404		10,404
	Benefit Continuation(5)	-0-	30,340	30,340	(6)	30,340

	Total Value	$10,404	$2,199,330	$581,744		$3,375,249

Lawrence R. Irving	Severance(1)	-0-	$767,872	$225,000		$1,160,744
	Option Acceleration(2)	-0-	-0-	-0-		97,573
	Restricted Stock Acceleration(3)	-0-	-0-	-0-		217,965
	Accrued Vacation(4)	$7,212	7,212	7,212		7,212
	Benefit Continuation(5)	-0-	30,340	30,340	(6)	30,340

	Total Value	$7,212	$805,424	$262,552		$1,513,834

Robert Garcia	Severance(1)	-0-	$883,061	$300,000		$1,366,122
	Option Acceleration(2)	-0-	-0-	-0-		171,131
	Restricted Stock Acceleration(3)	-0-	-0-	-0-		534,315
	Accrued Vacation(4)	$7,692	7,692	7,692		7,692
	Benefit Continuation(5)	-0-	30,340	30,340	(6)	30,340

	Total Value	$7,692	$921,093	$338,032		$2,109.600

Christopher Putnam	Severance(1)	-0-	$714,700	$297,000		$1,099,400
	Option Acceleration(2)	-0-	-0-	-0-		97,573
	Restricted Stock Acceleration(3)	-0-	-0-	-0-		145,310
	Accrued Vacation(4)	$6,346	6,346	6,346		6,346
	Benefit Continuation(5)	-0-	30,340	30,340	(6)	30,340

	Total Value	$6,346	$751,386	$333,686		$1,378,969

David Berry	Severance(1)	-0-	$480,000	$180,000		$581,693
	Option Acceleration(2)	-0-	-0-	-0-		-0-
	Restricted Stock Acceleration(3)	0-	-0-	-0-		316,350
	Accrued Vacation	$5,769	5,769	5,769		5,769
	Benefit Continuation(5)	-0-	30,340	30,340	(6)	30,340

	Total Value	$5,769	$516,109	$216,109		$934,152

(1)
For purposes of valuing cash severance payments in the table above, we used each executive officer's base salary and target bonus as of December 31, 2012.

(2)
The value of option acceleration shown in the table above was calculated based on the assumption that the executive officer's employment termination and the change of control (if applicable) occurred on December 31, 2012. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the difference between the closing price of our Common Stock on December 30, 2012, and the exercise price of the option.

(3)
The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the executive officer's employment and the change of control (if applicable) occurred on December 31, 2012. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of our Common Stock on December 30, 2012.

(4)
Based on each executive officer's base salary in effect at the end of 2012 and the number of accrued but unused vacation days at the end of 2012.

(5)
Amounts reflects two times the current cost to our Company of the individual's health and welfare benefits per year, as set forth in each individual executive officer's employment agreement.

(6)
Only payable in the event of a disability.

 Report of the Audit Committee(1)

        The Audit Committee of the Board consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards' definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that Donnie M. Moore is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

        The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee is responsible for selecting and engaging the Company's independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee's function is more fully described in its Charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

        The Company's management is responsible for preparing the Company's financial statements and the Company's financial reporting process. Ernst & Young LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with the Company's management the audited financial statements of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "10-K").

        The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled "Communications with Audit Committees." Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

        Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit Committee:
Donnie M. Moore, Chairman William J. Cadogan Thomas J. Hopkins

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as of March 15, 2013 with respect to the beneficial ownership of our Common Stock by persons known to us to own beneficially more than 5% of our Common Stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding.

        As of March 15, 2013, 39,561,102 shares of our Common Stock were outstanding. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

Name of Beneficial Owner(**)	Beneficially Owned(1)		Percent(2)
Stephen G. Waldis	1,598,275	(3)	4.0%
James M. McCormick	2,986,325	(4)	7.5%
William J. Cadogan	357,098	(5)	*
Charlie E. Hoffman	97,626	(6)	*
Thomas J. Hopkins	105,547	(7)	*
Donnie M. Moore	93,340	(8)	*
Lawrence R. Irving	295,595	(9)	*
Robert Garcia	312,020	(10)	*
Christopher Putnam	74,282	(11)	*
David E. Berry	32,469	(12)	*
All executive officers and directors as a group (13 persons)	8,289,974		15.4%
Vertek Corporation, 463 Mountain View Drive Colchester, VT 05446	1,945,000	(13)	5.0%
Institutional Venture Partners XI, L.P., 3000 Sand Hill Rd Bldg 2, Menlo Park, CA 94025	3,056,225	(14)	7.7%
FMR LLC, 82 Devonshire Street, Boston, MA 02109	5,850,389	(15)	14.8%
Blackrock, Inc., 40 East 52nd Street, New York, NY 10022	2,123,550	(16)	5.4%
Adage Capital Partners, L.P., 200 Clarendon Street, Boston, Massachusetts 02116	2,320,327	(17)	5.9%
Wells Fargo & Company, 420 Montgomery Street, San Francisco, CA 94104	6,364,728	(18)	16.1%

*
Less than 1% of the shares of Common Stock outstanding as of March 15, 2013.

**
Unless otherwise indicated, the address of each beneficial owner is c/o Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807.

(1)
Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of March 15, 2013.

(2)
Any shares not outstanding which are subject to options exercisable within 60 days of March 15, 2013 are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any person holding such shares but are not deemed outstanding for the purpose of computing the percentage of shares owned by any other person.

(3)
Includes 53,606 shares held by the Waldis Family Partnership, L.P. Includes 54,198 restricted shares issued on February 2, 2012, two-thirds of such shares have vested, and one-third of such shares will vest on December 31, 2013 provided Mr. Waldis has continuous service with the Company. Includes 35,213 restricted shares issued on February 2, 2013, one-third of such shares vested on February 2, 2013, and one-third of such shares will vest on each of December 31, 2013 and 2014, provided Mr. Waldis has continuous service with the Company. Includes 30,560 restricted shares issued on February 14, 2013, one-third of such shares will vest on each of February 14, 2014, 2015 and 2016, provided Mr. Waldis has continuous service with the Company. Includes 28,264 restricted shares issued on February 14, 2013, one-half of such shares will vest on each of February 14, 2014 and 2015, provided Mr. Waldis has continuous service with the Company. Includes 500,952 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 234,319 shares subject to options not exercisable within 60 days of March 15, 2013.

(4)
Excludes 247,000 shares held in two separate trusts for the benefit of certain of his family members, as to which he has no voting or investment power and disclaims beneficial ownership. Excludes 1,945,000 shares held by Vertek Corporation, of which Mr. McCormick is the Chief Executive Officer and sole stockholder. If Mr. McCormick's holdings are combined with Vertek Corporation's, the total holdings would be 4,931,325 shares or approximately 12.5% of our issued and outstanding shares of Common Stock. Mr. McCormick exercises sole voting and dispositive power with respect to such shares which are separately listed in the table. Includes 571,307 shares held by a grantor retained annuity trust dated May 10, 2010, of which Mr. McCormick is the trustee. Includes 3,335 restricted shares granted on January 4, 2011, two-thirds of such shares have vested, and one-third of such shares will vest on January 4, 2014, provided Mr. McCormick remains a director. Includes 3,335 restricted shares granted on January 3, 2012, one-third of such shares have vested and one-third of such shares will vest on each of January 3, 2014 and 2015, provided Mr. McCormick remains a director. Includes 3,335 restricted shares granted on January 3, 2013, one-third of such shares will vest on each of January 3, 2014, 2015 and 2016, provided Mr. McCormick remains a director. Includes 80,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 15,000 shares subject to options not exercisable within 60 days of March 15, 2013.

(5)
Includes 3,335 restricted shares granted on January 4, 2011, two-third of such shares have vested, and one-third of such shares will vest on January 4, 2014, provided Mr. Cadogan remains a director. Includes 3,335 restricted shares granted on January 3, 2012, one-third of such shares have vested, and two-third of such shares will vest on each of January 3, 2014 and 2015, provided Mr. Cadogan remains a director. Includes 3,335 restricted shares granted on January 3, 2013, one-third of such shares will vest on each of January 3, 2014, 2015 and 2016, provided Mr. Cadogan remains a director. Includes 50,000 shares held by Barbara Cadogan, Mr. Cadogan's wife. Includes 80,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 15,000 shares subject to options not exercisable within 60 days of March 15, 2013.

(6)
Includes 3,335 restricted shares granted on January 4, 2011, two-third of such shares have vested, and one-third of such shares will vest on January 5, 2014, provided Mr. Hoffman remains a director. Includes 3,335 restricted shares granted on January 3, 2012, one-third of such shares have vested, and one-third of such shares will vest on each of January 3, 2014 and January 3, 2015, provided Mr. Hoffman remains a director. Includes 3,335 restricted shares granted on January 3, 2013, one-third of such shares will vest on each of January 3, 2014, 2015 and 2016, provided Mr. Hoffman remains a director. Includes 80,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 15,000 shares subject to options not exercisable within 60 days of March 15, 2013.

(7)
Includes 3,335 restricted shares granted on January 5, 2011, two-third of such shares have vested, and one-third of such shares will vest on January 5, 2014, provided Mr. Hopkins remains a director. Includes 3,335 restricted shares granted on January 4, 2012, one-third of such shares have vested, and one-third of such shares will vest on each of January 5, 2014 and January 5, 2015, provided Mr. Hopkins remains a director. Includes 3,335 restricted shares granted on January 3, 2013, one-third of such shares will vest on each of January 3, 2014, 2015 and 2016, provided Mr. Hopkins remains a director. Includes 80,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 15,000 shares subject to options not exercisable within 60 days of March 15, 2013.

(8)
Includes 3,335 restricted shares granted on January 5, 2011, two-third of such shares have vested, and one-third of such shares will vest on January 5, 2014, provided Mr. Moore remains a director. Includes 3,335 restricted shares granted on January 4, 2012, one-third of such shares have vested, and one-third of such shares will vest on each of January 5, 2014 and January 5, 2015, provided Mr. Moore remains a director. Includes 3,335 restricted shares granted on January 3, 2013, one-third of such shares will vest on each of January 5, 2014, 2015 and 2016, provided Mr. Moore remains a director. Includes 70,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 15,000 shares subject to options not exercisable within 60 days of March 15, 2013.

(9)
Includes 31,004 restricted shares issued on February 2, 2012, two-thirds of such shares have vested, and one-third of such shares will vest on December 31, 2013 provided Mr. Irving has continuous service with the Company. Includes 18,445 restricted shares issued on February 2, 2013, one-third of such shares vested on February 2, 2013, and one-third of such shares will vest on each of December 31, 2013 and 2014, provided Mr. Irving has continuous service with the Company. Includes 9,880 restricted shares issued on February 14, 2013, one-third of such shares will vest on each of February 14, 2014, 2015 and 2016, provided Mr. Irving has continuous service with the Company. Includes 9,138 restricted shares issued on February 14, 2013, one-half of such shares will vest on each of February 14, 2014 and 2015, provided Mr. Irving has continuous service with the Company. Includes 123,144 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 101,257 shares subject to options not exercisable within 60 days of March 15, 2013.

(10)
Includes 31,004 restricted shares issued on February 2, 2012, two-thirds of such shares have vested, and one-third of such shares will vest on December 31, 2013 provided Mr. Garcia has continuous service with the Company. Includes 19,283 restricted shares issued on February 2, 2013, one-third of such shares vested on February 2, 2013, and one-third of such shares will vest on each of December 31, 2013 and 2014, provided Mr. Garcia has continuous service with the Company. Includes 16,000 restricted shares issued on February 14, 2013, one-third of such shares will vest on each of February 14, 2014, 2015 and 2016, provided Mr. Garcia has continuous service with the Company. Includes 14,798 restricted shares issued on February 14, 2013, one-half of such shares will vest on each of February 14, 2014 and 2015, provided Mr. Garcia has continuous service with the Company. Includes 15,000 restricted shares issued on January 3, 2012, 25% vested on January 3, 2013 and 1/16th of such shares will vest quarterly provided Mr. Garcia has continuous service with the Company. Includes 218,954 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 131,830 shares subject to options not exercisable within 60 days of March 15, 2013.

(11)
Includes 69,908 shares subject to options exercisable within 60 days of March 15, 2013, which will expire if not exercised prior to June 15, 2013.

(12)
Includes 15,000 restricted shares issued on January 3, 2012, 25% of such shares vested on January 3, 2013, and 1/16th of such shares will vest quarterly provided Mr. Berry has continuous service with the Company. Includes 3,880 restricted shares issued on February 14, 2013, one-third of such shares will vest on each of February 14, 2014, 2015 and 2016, provided Mr. Berry has continuous service with the Company. Includes 3,589 restricted shares issued on February 14, 2013, one-half of such shares will vest on each of February 14, 2014 and 2015, provided Mr. Berry has continuous service with the Company. Includes 10,000 shares subject to options exercisable within 60 days of March 15, 2013. Excludes 29,700 shares subject to options not exercisable within 60 days of March 15, 2013.

(13)
Mr. McCormick, one of our directors, is the Chief Executive Officer and the sole stockholder of Vertek Corporation. Mr. McCormick exercises sole voting and dispositive power with respect to such shares. Excludes 2,986,325 shares held by Mr. McCormick individually and through a grantor retained annuity trust dated May 10, 2010. If Mr. McCormick's holdings are combined with Vertek Corporation's, the total holdings would be 4,931,325 shares or 12.5% of our issued and outstanding shares of Common Stock.

(14)
Information on the holdings of Institutional Venture Partners XI, L.P. ("IVP XI") includes the holdings of Institution Venture Partners XI GmbH & Co. Beteiligungs KG ("IVP XI KG"), Institutional Venture Management XI, LLC ("IVM XI"), Institutional Venture Partners XII, LP ("IVP XII"), Institutional Venture Management XII, LLC ("IVM XII"), Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller and Dennis B. Phelps (collectively, the "IVP Entities") and is taken from its Schedule 13G filed on February 8, 2013. The IVP Entities disclaim status as a "group." Includes: 1,241,883 shares held by IVP XI; 198,817 shares held by IVP XI KG and 1,615,525 shares held by IVP XII. IVM XI serves as the sole general partner of IVP XI and the sole managing limited partner of IVP XI KG, and owns no securities directly. Messrs. Chaffee, Dennis, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XI and share voting and dispositive power over the shares held by IVP XI and IVP XI KG, however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XI and IVP XI KG, except to the extent of their respective pecuniary interests therein. Messrs. Chaffee, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XII and share voting and dispositive power over the shares held by IVP XII; however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XII, except to the extent of their respective pecuniary interests therein.

(15)
Information on the holdings of FMR LLC includes the holdings of Fidelity Management & Research Company ("Fidelity Management"), and is taken from its Schedule 13G filed on February 14, 2013. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management, have sole power to dispose of the shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(16)
Information on the holdings of BlackRock, Inc. includes the holdings of BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock Investment Management, LLC, BlackRock Advisors (UK) Limited, BlackRock Investment Management (UK)

  Limited and BlackRock International Limited, and is taken from its Schedule 13G filed on February 11, 2013.

(17)
Information on the holdings of Adage Capital Partners, L.P. ("ACP"), includes the holdings of Adage Capital Partners GP, LLC (ACPGP"), as general partner of ACP, Adage Capital Advisors L.L.C. ("ACA"), as managing member of ACPGP, Robert Atchinson ("Mr. Atchinson"), as managing member of ACA and Phillip Gross ("Mr. Gross"), as managing member of ACA, and is taken from its Schedule 13G filed on February 13, 2013.

(18)
Information on the holdings of Wells Fargo & Company includes the holdings of Wells Capital Management Inc., Peregrine Capital Management, Inc., Wells Fargo Bank, N.A., Wells Fargo Advisors, LLC, and Wells Fargo Funds Management, LLC, and is taken from its Schedule 13G filed on February 13, 2013. Aggregate beneficial ownership of Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported by a subsidiary.

Section 16(a) Beneficial Ownership Reporting Compliance

        We believe that, during the fiscal year ended December 31, 2012, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and certain of our greater than 10% stockholders.

Certain Related Party Transactions

        Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board or a committee composed of members of our Board. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the Securities and Exchange Commission, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our Company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy that related person transactions shall be consummated or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our Company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally. During 2012, we engaged Meeker Sharkey as our insurance broker for our officers and directors, commercial liability and health benefits insurance. Thomas Sharkey, Jr., a principal of Meeker Sharkey, is the brother-in-law of James M. McCormick, a member of our Board. During 2012, we paid Meeker Sharkey $246,820. Our Audit Committee approved our engagement of Meeker Sharkey as our insurance broker as a related party transaction. Other than this engagement, there were no other transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under "Executive Compensation" and "Director Compensation."

Other Matters

        Our Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals which are timely and comply with the provisions of our amended and restated bylaws (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our Board of Directors currently consists of six directors divided into three classes with staggered three-year terms. The directors who are nominated for election to our Board of Directors this year, their ages as of April 1, 2013, their position and office held with our Company and certain biographical information are set forth below. Each director to be elected will hold office until the 2016 Annual Meeting of Stockholders and until his successor is elected, or until his death, resignation or removal. Each nominee listed below is currently a director of our Company who was previously elected by the stockholders. It is our policy to encourage nominees for director to attend the Annual Meeting.

        Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominee receiving the most "For" voting (among votes properly cast in person or by proxy) will be elected. An instruction to "Withhold" authority to vote for a nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of a candidate for director. Because the election of a director is not a matter on which a broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with this matter. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each of the nominees for election has agreed to serve if elected. We have no reason to believe that either nominee will be unable to serve.

        Director Qualifications.    The following paragraphs provide information as of the date of this proxy statement about each member of our Board of Directors, including the nominees. The information presented includes information each director has provided about his age, positions he currently holds, his business experience for at least the past five years, other publicly-held companies, if any, of which he currently serves as a director or has served as a director during the past five years, and involvement in certain legal or administrative proceedings, if applicable. In addition to the information presented below regarding each director's experience and qualifications that lead our Board of Directors to the conclusion that he should serve as a director of our Company in light of our business and structure, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to the Company and our Board of Directors.

Name	Age	Position Held with the Company
Charles E. Hoffman	64	Director
James M. McCormick	53	Director
Donnie M. Moore	64	Director

Nominees

        Charles E. Hoffman, 64, has been a member of our Board of Directors since June 2006. From 2001 until 2008, Mr. Hoffman was President and Chief Executive Officer of Covad Communications Group, Inc. Prior to 2001, Mr. Hoffman was President and Chief Executive Officer of Rogers AT&T. Prior to his time with Rogers, Mr. Hoffman served as President, Northeast Region, for Sprint PCS. Preceding his time with Sprint PCS, Mr. Hoffman spent 16 years at SBC Communications in various senior management positions, including Managing Director—Wireless for SBC International. From 2009 to 2011, Mr. Hoffman was a director of Tollgrade Communications, Inc. until it was acquired by Golden Gate Private Equity, Inc. Mr. Hoffman received a bachelor of science degree and a master in business administration degree from the University of Missouri. Our Board believes Mr. Hoffman's qualifications to sit on our Board of Directors include his diversified background of managing and directing both private and public technology-based companies.

        James M. McCormick, 53, is a founder of Synchronoss, has been a member of our Board of Directors since our inception in 2000 and served as our Treasurer from September 2000 until December 2001. Mr. McCormick is founder and Chief Executive Officer of Vertek Corporation. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a bachelor of science degree in computer science from the University of Vermont and a master of science degree in computer science from the University of California—Berkeley. Our Board believes Mr. McCormick's qualifications to sit on our Board of Directors include his over 25 years in the consulting, telecommunications and services business, including as one of our founders.

        Donnie M. Moore, 64, has been a member of our Board of Directors since April 2007. From 1989 until his retirement in 2001, Mr. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore holds a bachelor of science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston. Our Board believes Mr. Moore's qualifications to sit on our Board of Directors include his extensive experience in the software industry and his financial expertise.

Continuing Director—Term Ending in 2014

        Thomas J. Hopkins, 56, has been a member of our Board of Directors since December 2004. Mr. Hopkins is a Managing Director of Colchester Capital, LLC, an investment and advisory firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a bachelor of arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Hopkins' qualifications to sit on our Board of Directors include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

Continuing Directors—Term Ending in 2015

        William J. Cadogan, 64, has been a member of our Board of Directors since October 2005. From April 2001 until December 2006, Mr. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in April 2001, Mr. Cadogan was Chairman and Chief Executive Officer of ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a bachelor's degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania. Our Board believes Mr. Cadogan's qualification to sit on our Board of Directors include his experience as a CEO leading complex global organizations, combined with his operational and corporate governance expertise.

        Stephen G. Waldis, 45, has served as Chairman of our Board of Directors since February of 2001 and has served as our Chief Executive Officer since founding Synchronoss in 2000. From 2000 until 2011, Mr. Waldis also served as President of Synchronoss. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry. From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a bachelor's degree in corporate communications from Seton Hall University. Our Board believes Mr. Waldis' qualifications to sit on our Board of Directors include his extensive experience in the software and services industry including as our Chief Executive Officer and one of our founders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
THE NOMINEES NAMED ABOVE STANDING FOR ELECTION.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP, independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2013, the Company must receive a "For" vote from the majority of all the outstanding shares that are present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted "For" or "Against" the proposal and will have no effect on the proposal. Because this is a matter on which a broker or other nominee is generally empowered to vote, broker non-votes are not expected to exist in connection with this matter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

        The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2012 and December 31, 2011 by Ernst & Young LLP, the Company's principal accountant.

	Fiscal Year Ended
	2012	2011
	(In thousands)
Audit Fees(1)	$1,093	$943
Audit Related Fees(2)	61	62
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

Total Fees	$1,154	$1,005

(1)
For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2012 and 2011. For 2012, the audit fees include the review of quarterly financial statements included in the Company's quarterly reports on Form 10-Q and other regulatory filings or similar engagements and the review of financial statements of SpeechCycle, Inc., SpatialInfo, Inc. and NewBay Software Limited in connection with the Company's acquisition of these companies. For 2011, the audit fees also include a review of financial statements of

  Miyowa SA and Sapience Knowledge Systems, Inc. in connection with the Company's acquisition of these companies.

(2)
Includes fees which are for assurance and related services other than those included in Audit Fees.

        All services described above for 2012 were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee's approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE
SYNCHRONOSS TECHNOLOGIES, INC. 2006 EQUITY INCENTIVE PLAN

        Our Board of Directors unanimously recommends that stockholders approve an amendment to the Company's 2006 Equity Incentive Plan (the "2006 Plan") to increase the maximum total number of shares of our Common Stock we may issue under the 2006 Plan by 3,000,000 shares.

        Since 2011, we increased our employee population from 758 employees to 1,340 employees, or by over 76%. We anticipate continued growth through 2013 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board has approved an increase to the share reserve under the 2006 Plan to ensure a sufficient number of shares will be available for recruiting and retention purposes. Should stockholder approval of this Proposal 3 not be obtained, no additional shares will be added to the share reserve under the 2006 Plan. However, we will retain the ability to issue the shares of our Common Stock which were previously approved by stockholders for issuance under the 2006 Plan.

        The effect of the proposed share increase would be as follows:

Equity Compensation Plan Information

        The following table presents information as of December 31, 2012 with respect to shares of our Common Stock that may be issued under our existing equity compensation plans.

Equity Compensation Plan Information Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	3,910,626	(2)	$20.90	(3)	2,220,188	(4)
Equity compensation plans not approved by security holders(5)	64,153		$19.32		-0-

(1)
Consists of the 2000 Stock Plan, 2006 Equity Incentive Plan and Employee Stock Purchase Plan.

(2)
Includes approximately 461,250 shares of our Common Stock subject to performance-based restricted stock awards that vest over the recipient's period of service or achievement of performance goals. Includes no purchase rights accruing under the Employee Stock Purchase Plan as no such purchase rights have been granted to date.

(3)
Calculated without taking into account the approximately 461,250 shares of our Common Stock subject to performance-based restricted stock awards.

(4)
Includes shares of our Common Stock available for future issuance under the 2006 Equity Incentive Plan and Employee Stock Purchase Plan. As of December 31, 2012, 2,220,188 shares of our Common Stock were available for future issuance under the 2006 Equity Incentive Plan. As of December 31, 2012, 467,151 shares of Common Stock were available for issuance under the Employee Stock Purchase Plan. No shares are available for future issuance under the 2000 Stock Plan.

(5)
Consists of the 2010 New Hire Equity Incentive Plan adopted in connection with the acquisition of FusionOne, Inc.

        The principal terms and provisions of the 2006 Plan, including a description of the performance goals, the class of employees eligible to receive awards and the maximum amount of compensation that can be paid under the 2006 Plan, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan. The 2006 Plan has been filed with the SEC as an attachment to this proxy statement and may be accessed from the SEC's website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2006 Plan. A copy of the 2006 Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at our executive offices in Bridgewater, New Jersey. To the extent there is a conflict between this summary and the 2006 Plan, the terms of the 2006 Plan will govern.

Required Vote

        The affirmative vote of the holders of a majority of votes cast either in person or by proxy at the Annual Meeting will be required to approve the amendment to the 2006 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal 3 has been approved.

Material Terms of 2006 Plan

        Structure.    Five separate types of equity compensation may be issued under the 2006 Plan. First, stock options may be granted to eligible individuals under the 2006 Plan. Stock options give optionees the right to purchase shares of our Common Stock at an exercise price determined at the time the option is granted. Second, direct issuances of restricted stock may be made to eligible persons under the 2006 Plan. Persons receiving direct issuances of restricted stock may acquire shares of our Common Stock at a price determined by our Compensation Committee or as a bonus for the performance of services. We sometimes refer to restricted stock awards that are subject to performance-vesting conditions as "performance share" awards. Third, Stock Appreciation Rights ("SARs") may be granted to eligible persons under the 2006 Plan. A SAR allows eligible persons to benefit from increases in the value of our Common Stock. Fourth, stock units may be issued to eligible persons under the 2006 Plan. Stock units allow persons to obtain shares of our Common Stock without any cash consideration. Fifth, stock options and restricted stock are granted automatically to the non-employee members of our Board of Directors under the Annual Director Grant Program (see "Annual Director Grant Program" below).

        Administration.    Our Compensation Committee, which is comprised of three outside members of our Board, administers the 2006 Plan. Compensation Committee members serve for such period of time as our Board may determine. The 2006 Plan may also be administered with respect to optionees and recipients of restricted stock who are not executive officers subject to the short-swing liability rules of the federal securities laws by our Board or a secondary committee comprised of one or more members of our Board of Directors. Our Compensation Committee (or our Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2006 Plan) to determine the eligible individuals who are to receive awards under the 2006 Plan, the number of shares to be covered by each granted award, the date or dates on which an option or SAR is to become exercisable or other award is to vest, the maximum term for which an award is to remain outstanding, whether a granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a non-statutory option not intended to meet such requirements, and the other provisions of each award. Our Compensation Committee also has the discretionary authority at any time to accelerate the vesting of any and all awards under the 2006 Plan or to provide for accelerated vesting in connection with death, disability, retirement, or similar events, or in connection with a change in control of the Company. Our Compensation Committee has established a Key Employee Stock Options Committee whose purpose is to approve stock option and restricted stock grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee. Our Compensation Committee appointed our Chief Executive Officer, Stephen G. Waldis, as the sole member of this Committee.

        Eligibility.    Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2006 Plan. However, only non-employee directors are eligible to participate in the Annual Director Grant Program (see "Annual Director Grant Program" below). As of March 15, 2013, approximately 1,265 persons (including nine executive officers and five non-employee directors) were eligible to participate in the 2006 Plan.

        Securities Subject to 2006 Plan.    Since its adoption in connection with our initial public offering, including shares that have become available under the 2006 Plan as a result of cancellation or expiration of awards originally granted under the predecessor stock plan to our 2006 Plan plus an aggregate of 8,000,000 additional shares approved by our stockholders in 2008, 2010 and 2011, and excluding the share increase for which we now seek stockholder approval, an aggregate of approximately 10,690,000 shares of our Common Stock have become available for issuance under the 2006 Plan. Of these, as of March 15, 2013, approximately 4,178,587 shares have been issued upon exercise of options, settlement of RSU's or pursuant to vested restricted/performance share awards; approximately 3,919,234 shares are subject to outstanding options (with exercise prices ranging from $1.29 to $38,62, a weighted average exercise price of $20.88 per share and expiration dates ranging from 2014 to March 2020); no shares are subject to outstanding SARs; approximately 1,235,534 shares are subject to unvested/unsettled RSUs; approximately 221,050 shares are outstanding pursuant to unvested restricted/performance share awards; and approximately 1,302,484 shares remain available for issuance pursuant to awards to be granted under the 2006 Plan.

        Should an option or award under the 2006 Plan (including any options or shares incorporated from the Company's 2000 Stock Plan) expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award under the 2006 Plan or the 2000 Stock Plan be repurchased by us for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the 2006 Plan.

        For purposes of determining the number of shares of our Common Stock remaining available for issuance under the 2006 Plan, for each share issued pursuant a stock option or SAR, one share is deducted from the share reserve under the 2006 Plan, and for each share issued pursuant to an award of restricted stock or stock units, 1.50 shares are deducted from the share reserve under the 2006 Plan.

        In addition, we operate the 2006 Plan using restrictive share-counting provisions. Accordingly, if shares subject to an award granted under the 2006 Plan are not delivered to a participant because (a) the award is exercised through a reduction in the number of shares subject to the award (a "net exercise"), (b) the appreciation distribution upon exercise of a SAR is paid in shares of Common Stock, or (c) shares are withheld in satisfaction of applicable withholding taxes, then the shares not delivered to the holder will not remain available for subsequent issuance under the 2006 Plan. Finally, if the exercise price of an option or SAR is satisfied by tendering shares of Common Stock held by a participant, the number of shares so tendered will not remain available for subsequent issuance under the 2006 Plan.

        Limitations.    No one person participating in the 2006 Plan may be granted during any one fiscal year of the Company options or SARs covering more than 2,000,000 shares of our Common Stock in the aggregate. However, we may grant to a new employee options or SARs covering a maximum of 3,000,000 shares in the fiscal year in which his or her service as an employee first begins. In no event shall more than 2,000,000 restricted shares or more than 2,000,000 stock units that are subject to performance-vesting conditions be granted to any participant in a single fiscal year of the Company.

 Option Grants

        Price and Exercisability.    The option exercise price per share may not be less than 100% of the fair market value of our Common Stock on the grant date. Options become exercisable at such time or times and during such period as our Compensation Committee may determine and set forth in the instrument evidencing the option grant. The exercise price may be paid in cash or in shares of our Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

        Neither our Compensation Committee nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow a participant to surrender an outstanding award to us as consideration for the grant of a new award with a lower exercise price or the grant of another type of award, without prior stockholder approval.

        No optionee will have any rights as a stockholder with respect to the shares underlying an option until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

        Termination of Service.    Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from the termination date. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. Our Compensation Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service. Under no circumstances, however, may any option be exercised after the expiration of its maximum term of 7 years. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by us at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. Our Compensation Committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares and may cancel our outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

        Incentive Stock Options.    Incentive stock options may only be granted to individuals who are employees of the Company or any parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of our Common Stock for which one or more options granted to any employee under the 2006 Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

        Stock Appreciation Rights.    One or more eligible individuals may, at the discretion of our Compensation Committee, be granted SARs either in tandem with or independent of their option grants under the 2006 Plan. Upon exercise of an independent SAR, the individual will be entitled to a distribution in cash or shares of our Common Stock from us in an amount per share equal in value to the excess of (i) the fair market value per share of Common Stock on the date of exercise over (ii) the exercise or base price. The exercise or base price may not be less than fair market value on the grant date. Distribution of the appreciation value of a SAR may, at the discretion of our Compensation Committee, be made in cash or in shares of our Common Stock. Each SAR has a maximum term of 7 years. To date, we have not granted any SARs.

        Awards of Restricted Stock.    Restricted stock may be sold at a price per share determined by our Compensation Committee on the date of issuance. Shares may also be issued solely as a bonus for past or future services. The issued shares may be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. Our Compensation Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by our Compensation Committee.

        Awards of Stock Units.    Stock units may be awarded for no cash consideration. Stock units may also be granted in consideration of a reduction in the recipient's other compensation or in consideration of services rendered. Each award of stock units may or may not be subject to vesting, and vesting, if any, shall occur upon satisfaction of the conditions specified by our Compensation Committee. Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both.

        Performance-Based Compensation.    The 2006 Plan is designed to allow our Compensation Committee to issue restricted stock and stock units that qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, if certain conditions are met. Accordingly, our Compensation Committee may structure restricted stock and stock units so that they are only granted or vest upon the attainment of certain pre-established objective performance goals. The performance goals that may be used by our Compensation Committee for awards of restricted stock or stock units shall consist of: (a) operating profits (including EBITDA), (b) net profits, (c) earnings per share, (d) profit returns and margins, (e) revenues, (f) stockholder return and/or value, (g) stock price, and (h) working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

        Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal shall exclude: (a) gains or losses on operating asset sales or dispositions; (b) asset write-downs; (c) litigation or claim judgments or settlements; (d) accruals for historic environmental obligations; (e) effect of changes in tax law or rate on deferred tax liabilities; (f) accruals for reorganization and restructuring programs; (g) uninsured catastrophic property losses; (h) the cumulative effect of changes in accounting principles; and (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Company's annual report to stockholders for the applicable year. Our Compensation Committee shall determine the performance targets based on one or more of the criteria discussed above. Our Compensation Committee shall identify such target not later than the 90th day of a specified period with a duration of at least one fiscal year. Our Compensation Committee may also specify that the performance-based awards will become payable in whole or in part in the event of the recipient's termination of employment as a result of death, disability, or as a result of a change in ownership or control of the Company.

Annual Director Grant Program

        Under the Annual Director Grant Program, non-employee members of our Board of Directors will receive an initial grant at his or her election to our Board and automatic grants at specified intervals over their period of Board service. The amounts and composition of such grants shall be determined by our Board of Directors and may be amended from time to time in the Board's discretion. A non-employee Board member who previously was an employee is not eligible to receive an initial or annual grant. Options and other awards granted to directors are made in strict compliance with the express provisions of the program. Each initial grant and annual grant of stock options will have an exercise price equal to the fair market value per share of Common Stock on the grant date and have a maximum term of seven years measured from the grant date. Each initial grant and annual grant will become fully vested and exercisable in the event of a Change in Control (as defined below). The remaining terms and conditions of each option and/or restricted stock are set forth in an option agreement or restricted stock agreement, as applicable, in the form adopted from time to time by our Board.

General Provisions

        Acceleration of Options and Awards.    Upon the occurrence of a Change in Control, each outstanding option or award under the 2006 Plan will, immediately prior to the effective date of the Change in Control, become fully vested and exercisable for all of the shares at the time subject to such option or award. However, an outstanding option or award will not accelerate if, and to the extent such option or award is, in connection with the Change in Control, either assumed by the successor corporation or to be replaced with a comparable option or award.

        Our Compensation Committee also has the discretion to provide that an award under the 2006 Plan will immediately vest as to all or any portion of the shares subject to the award (a) immediately upon the occurrence of a Change in Control transaction, whether or not such award is assumed or replaced in the transaction, or (b) in the event a participant's service is terminated within a designated period following the occurrence of such Change in Control transactions. Awards held by participants under the 2006 Plan will not vest on such an accelerated basis unless specifically provided by the participant's applicable award agreement.

        A Change in Control will be deemed to occur for purposes of the 2006 Plan in the event of (a) a merger or consolidation of the Company into another entity, provided that persons who were not stockholders prior to the transaction own 50% or more of the voting power of the successor entity thereafter; (b) a sale of all or substantially all of the Company's assets; (c) certain changes in the composition of our Board of Directors; and (d) transactions in which certain persons acquire at least 50% of our total voting power.

        In the event that the Company is a party to a merger or consolidation, outstanding awards will be subject to the agreement of merger or consolidation. Such agreement shall provide for (a) the continuation of the outstanding awards by the Company, if the Company is a surviving corporation; (b) the assumption of the outstanding awards by the surviving corporation; (c) the substitution by the surviving corporation of its own awards for the outstanding awards; (d) full exercisability or vesting and accelerated expiration of the outstanding awards; or (e) settlement of the full value of the outstanding awards in cash or cash equivalents or securities of the acquirer followed by cancellation of such awards.

        The acceleration of options or awards in the event of a Change in Control or upon a merger or consolidation may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

        Valuation.    For purposes of establishing the option price and for all other valuation purposes under the 2006 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as of March 15, 2013 was $31.32 per share which was the closing sales price as reported on Nasdaq on such date.

        Changes in Capitalization.    In the event any change is made to our Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will automatically be made to (a) the maximum number of securities issuable under the 2006 Plan; (b) the maximum number of securities for which any one person may be granted options, SARs, restricted stock and stock units per fiscal year; and (c) the number of securities and the exercise price per share (if applicable) in effect under each outstanding award (including award incorporated from the predecessor stock plan). Such adjustments will be made in order to prevent the dilution or enlargement of benefits under the 2006 Plan. Each outstanding option or award that is assumed in connection with a merger transaction will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such transaction, to the optionee or participant had the option or award been exercised immediately prior to the transaction.

        Plan Amendments and Termination.    Our Board of Directors may amend or modify the 2006 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law or under applicable exchange listing requirements. Our Board of Directors may, at any time and for any reason, terminate the 2006 Plan. Unless sooner terminated, the 2006 Plan will terminate on July 27, 2016. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

New Plan Benefits and Option Grant Table

        Because the 2006 Plan is discretionary, benefits to be received by individual participants are not determinable. However, pursuant to the current director compensation program established by our Board of Directors, each continuing non-employee member of our Board of Directors will receive a restricted stock grant of 3,335 shares and an option to purchase 7,500 shares under the Annual Director Option Grant Program on the first Tuesday of each year. The table below shows, as to each of the current executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2012 and (ii) the period through March 15, 2013, (b) the weighted-average exercise price per share, and (c) the direct stock issuance received during each period.

	Number of Option Shares			Shares of Restricted Stock Issued
Name and Position	2012	Through March 15, 2013	Weighted-Average Exercise Price of Granted Options	2012	Through March 15, 2013
Stephen G. Waldis, Chairrman and CEO	-0-	76,400	$31.02	35,213	58,824
Lawrence R. Irving, EVP, CFO and Treasurer	-0-	24,700	$31.02	18,445	19,018
Robert Garcia, President and COO	30,000	40,000	$30.50	34,812	30,798
Christopher Putnam, EVP of Sales	-0-	-0-	-0-	15,091	-0-
David Berry, EVP & Chief Innovation Officer	60,000	9,700	$30.50	15,000	7,469
All current executive officers as a group	90,000	183,900	$30.95	140,359	112,636
All current directors who are not executive officers as a group	37,500	37,500	$25.87	16,675	16,675

        Federal Income Tax Consequences of Options Granted under the 2006 Plan.    Options granted under the 2006 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the

Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as follows:

        Incentive Stock Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

        For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

        Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of (i) the fair market value of those shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares, or (b) the optionee's actual gain, if any, on the purchase and sale. Any additional gain recognized upon the disposition will be a capital gain.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

        Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

  (i)
  If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (B) the exercise price paid for the shares.

  (ii)
  The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

        The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

        Stock Appreciation Rights.    A participant who is granted a SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the participant.

        Restricted Stock Issuances.    The tax principles applicable to direct restricted stock issuances under the 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

        Stock Units.    A participant who is granted a stock unit will recognize ordinary income in the year in which the shares subject to the award are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued for the taxable year in which such ordinary income is recognized by the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to vote, on an advisory basis, on the compensation of our named executive officers as described in the "Compensation of Executive Officers" section of this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

        Our executive compensation program is designed to attract, reward, and retain key employees, including our named executive officers, who are critical to our success. Under this program, we tie a substantial percentage of an executive officer's compensation to the attainment of financial and other performance measures that, our Board of Directors believes, enhance long-term stockholder value. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation, the long-term incentive awards, as well as the terms of the executives' employment agreements, are all designed to attract and retain top talent while, at the same time, creating a close relationship between performance and compensation. Our Compensation Committee and Board believe that the design of the program, and therefore the compensation awarded to named executive officers fulfills this objective. We recommend that stockholders read the "Compensation Discussion and Analysis" of this Proxy Statement, which discusses in detail how our compensation policies affected the 2012 compensation of our named executive officers.

Fiscal 2012 Compensation

        The following is a brief synopsis of the material decisions approved by our Compensation Committee regarding the 2012 compensation of our named executive officers:

        Adjustments to Base Salary:    The base salaries of Messrs. Waldis and Putnam were increased by approximately 3%, which our Compensation Committee believed represented a standard cost of living adjustment. In its analysis, our Compensation Committee determined that since each of Messrs. Waldis' and Putnam's base salary was adjusted in 2011 and remained at or about the 50th percentile of the base salary of the chief executive officers and chief sales officers, respectively, at our peer group companies, no other increase in his base salary was appropriate. The base salary of Mr. Irving was increased by approximately 15% based on, among other factors, the fact that his 2011 base salary was approximately 17% below the 50th percentile of chief financial officers at our peer group companies. Following his promotion to President effective January 1, 2012, while remaining in his role as Chief Operating Officer, Mr. Garcia's base salary was increased by approximately 10% in order to bring his total compensation closer to the 50th percentile of similarly situated employees at our peer group companies, among other factors.

        Performance-based Cash Bonus:    Based on the fact that our actual non-GAAP operating income as a percentage of our non-GAAP revenue was in line with our 2012 target but our non-GAAP revenue was below our 2012 target non-GAAP revenue, our executive officers (other than Mr. Putnam) received approximately 43.5% of their target cash incentive bonus with respect to the corporate goal portion and 75% with respect to the individual component portion. Mr. Putnam received 46.7% of his target cash incentive bonus, in line with the total cash incentive bonus paid to the other executive officers, since his bonus is based only on an individual component.

        Performance-based Equity:    Our named executive officers, other than Mr. Berry, since he was not employed by us when the 2012 performance-based restricted share awards were made in 2011, were issued an aggregate of 171,871 shares of Common Stock, or approximately 84% of the target performance shares that such named executive officers were eligible to receive under the 2012 performance-based restricted stock awards. Unlike in prior years where our Compensation Committee would grant annual restricted stock and options and award the 2013 performance-based restricted shares in December, our Compensation Committee determined that to ensure that its executive compensation decisions were based on the finalized 2012 financial results of our Company, it determined to defer such awards until early 2013.

        In addition to the above summary, stockholders are urged to read the "Compensation Discussion and Analysis" section of this Proxy Statement for greater detail about our executive compensation program, including information about the fiscal year 2012 compensation of our named executive officers.

Recommendation

        For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

        "RESOLVED, that the stockholders advise that they approve, in a non-binding vote, the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company's 2013 Annual Meeting of Stockholders."

        Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, our Compensation Committee and Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 4.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        If you wish to submit a proposal for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company's By-laws and submitted in writing to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary to be received no later than the close of business on December 2, 2013. If you wish to submit a proposal to be presented at the 2014 Annual Meeting of Stockholders but which will not be included in the Company's proxy materials, your proposal must be submitted in writing and in conformance with our Bylaws to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary not before January 16, 2014 and no later than February 15, 2014. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. You are advised to review the Company's By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You may obtain a copy of the Company's By-laws by writing to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, New Jersey 08807, Attn: Secretary.

NO INCORPORATION BY REFERENCE

        In the Company's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the "Audit Committee Report" and the "Compensation Committee Report" contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be "soliciting material". In addition, this Proxy Statement includes several website addresses. These website addresses (including our corporate website at www.synchronoss.com) are intended to provide inactive, textual references only and are not intended to be active hyperlinks in this proxy. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

        If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Ronald Prague, Esq.
Executive Vice President and General Counsel
Synchronoss Technologies, Inc.
200 Crossing Boulevard
Bridgewater, NJ 08807
or
Call (800) 575-7606

        It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by signing and returning the enclosed proxy card, using the Internet or by telephone, so your shares will be represented at the Annual Meeting.

        The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Synchronoss Technologies, Inc.
Bridgewater, New Jersey
April 1, 2013

SYNCHRONOSS TECHNOLOGIES, INC.

2006 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE MAY 13, 2013)

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10.2	Payment for Awards	6
10.3	Vesting Conditions	6
10.4	Voting and Dividend Rights	6
10.5	Form and Time of Settlement of Stock Units	6
10.6	Death of Recipient	7
10.7	Creditors’ Rights	7

ARTICLE 11. CHANGE IN CONTROL		7
11.1	Effect of Change in Control	7
11.2	Acceleration	7

ARTICLE 12. PROTECTION AGAINST DILUTION		7
12.1	Adjustments	7
12.2	Dissolution or Liquidation	8
12.3	Reorganizations	8

ARTICLE 13. AWARDS UNDER OTHER PLANS		9

ARTICLE 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES		9
14.1	Effective Date	9
14.2	Elections to Receive NSOs, Restricted Shares or Stock Units	9
14.3	Number and Terms of NSOs, Restricted Shares or Stock Units	9

ARTICLE 15. LIMITATION ON RIGHTS		9
15.1	Retention Rights	9
15.2	Stockholders’ Rights	9
15.3	Regulatory Requirements	9

ARTICLE 16. WITHHOLDING TAXES		9
16.1	General	9
16.2	Share Withholding	9

ARTICLE 17. FUTURE OF THE PLAN		10
17.1	Term of the Plan	10
17.2	Amendment or Termination	10
17.3	Stockholder Approval	10

ARTICLE 18. DEFINITIONS		10

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SYNCHRONOSS TECHNOLOGIES, INC.

2006 EQUITY INCENTIVE PLAN

1.                                      INTRODUCTION.

The Plan was adopted by the Board to be effective at the IPO.  The amendment and restatement of the Plan was approved by the Board on March 29, 2013, with such amendment and restatement to become effective on May 13, 2013, the date of the Company’s 2013 Annual Meeting of Stockholders, assuming the Plan is approved by the Company’s stockholders at such time.  The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or SARs.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

2.                                      ADMINISTRATION.

(a)                                 Committee Composition.  The Committee shall administer the Plan.  The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board.  In addition, each member of the Committee shall meet the following requirements:

a)                                     Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;

b)                                     Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;

c)                                      Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

d)                                     Any other requirements imposed by applicable law, regulations or rules.

(b)                                 Committee Responsibilities.  The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board.  The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)                                  Committee for Non-Officer Grants.  The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1.  Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards.  Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

3.                                      SHARES AVAILABLE FOR GRANTS.

(a)                                 Basic Limitation.  Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares.  Subject to Article 12, the aggregate number of Common Shares issued under the Plan shall not exceed (a) 13,265,866† Common Shares; plus (b) the additional Common Shares described in Section 3.2.  The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan.  All Common Shares described in clause (a) above may be issued upon the exercise of ISOs.  Subject to Section 3.2, the number of Common Shares that may be awarded under the Plan after May 10, 2010 shall be reduced by: (a) one share for every Option and SAR granted under the Plan; and (b) 1.5 shares for every Award other than an Option or SAR granted under the Plan.

(b)                                 Shares Returned to Reserve.  If Options, SARs or Stock Units under this Plan or the 2000 Stock Plan are forfeited, settled in cash (in whole or in part), or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs or Stock Units shall again become available for Awards under this Plan.  If Restricted Shares or Common Shares issued upon the exercise of Options under this Plan or the 2000 Stock Plan are forfeited or reacquired by the Company, then such Common Shares shall again become available for Awards under this Plan.  On or after May 10, 2010, the following Common Shares shall not be added back to the number of shares available for Awards under Section 3.1: (i) shares tendered by a Participant or withheld by the Company in payment of the exercise price of an option under this Plan or the 2000 Stock Plan or to satisfy any tax withholding obligation with respect to a stock award granted under this Plan or the 2000 Stock Plan; (ii) shares subject to a stock appreciation right under this Plan or the 2000 Stock Plan that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iii) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an option granted under this Plan or the 2000 Stock Plan.  On or after May 10, 2010, any Common Shares that again become available for Awards under this Section 3.2 shall be added back as (i) one share if such shares were subject to options or stock appreciation rights granted under this Plan or the 2000 Stock Plan, and (ii) 1.5 shares if such shares were subject to stock awards other than options or stock appreciation rights that were granted under this Plan or the 2000 Stock Plan.

4.                                      ELIGIBILITY.

(a)                                 Incentive Stock Options.  Only Employees who are common law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

(b)                                 Other Grants.  Awards other than ISOs may only be granted to Employees, Outside Directors and Consultants.

5.                                      OPTIONS.

(a)                                 Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.  A Stock Option Agreement may provide that a new Option will be

†  This number consists of: (1) 2,000,000 shares reserved for issuance when the Plan was adopted; plus (2) 265,866 shares that remained available for issuance under the 2000 Plan as of the date of the Company’s IPO; plus (3) a stockholder-approved increase of 2,000,000 shares in 2008; plus (4) a stockholder-approved increase of 3,000,000 shares in 2010; plus (5) a stockholder-approved increase of 3,000,000 shares in 2011; plus (6) an increase of 3,000,000 shares for which stockholder approval is sought in 2013.

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granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

(b)                                 Number of Shares.  Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 12.  Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

(c)                                  Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

(d)                                 Exercisability and Term.  Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant.  On or after May 10, 2010, no Option shall have a term that exceeds 7 years from the date of grant.  A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.  Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

(e)                                  Modification or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.  Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may (a) decrease the exercise price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

(f)                                   Buyout Provisions.  Except to the extent prohibited by Section 5.5, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

6.                                      PAYMENT FOR OPTION SHARES.

(a)                                 General Rule.  The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6.  However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.

(b)                                 Surrender of Stock.  With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee.  Such Common Shares shall be valued at their Fair Market Value on the date the new Common Shares are purchased under the Plan.

(c)                                  Exercise/Sale.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to

3

a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

(d)                                 Promissory Note.  To the extent permitted by Section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(e)                                  Other Forms of Payment.  With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

7.                                      AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

(a)                                 Initial Grants.  Each Outside Director who first becomes a member of the Board shall receive a one-time grant of an NSO.  The vesting and number of Common Shares covering such NSOs shall be determined by the Board from time to time.  An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.

(b)                                 Annual Grants.  On the first Tuesday of each calendar year (or such other day as the Board shall determine), each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO, Stock Unit and/or Restricted Share grant.  The vesting and number of Common Shares covering such Awards shall be determined by the Board from time to time.  An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.

(c)                                  Accelerated Exercisability.  All Awards granted to a Outside Director under this Article 7 shall also become fully vested and exercisable in the event that the Company is subject to a Change in Control before such Outside Director’s Service terminates. Acceleration of vesting and exercisability may also be required by Section 12.3.

(d)                                 Exercise Price.  The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.

(e)                                  Term.  No NSO granted to an Outside Director hereunder shall have a term that exceeds 7 years from the date of grant.  All NSOs granted to an Outside Director under this Article 7 shall terminate on the earlier of (a) the date of grant set by the Board or (b) the date 12 months after the termination of such Outside Director’s Service for any reason.

8.                                      STOCK APPRECIATION RIGHTS.

(a)                                 SAR Agreement.  Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)                                 Number of Shares.  Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 12.  Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate.  The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

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(c)                                  Exercise Price.  Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.

(d)                                 Exercisability and Term.  Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR; provided that on or after May 10, 2010, the term of a SAR shall in no event exceed 7 years from the date of grant.  An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited.  An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter.  An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                                  Exercise of SARs.  Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.  If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

(f)                                   Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs.  The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.  Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may: (a) decrease the exercise price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).

9.                                      RESTRICTED SHARES.

(a)                                 Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company.  Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)                                 Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services.  If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act.  Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.

(c)                                  Vesting Conditions.  Each Award of Restricted Shares may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  The Company’s independent auditors shall determine such performance.  Such target shall be based on one or more of the criteria set forth in Appendix A.  The Committee shall identify such target not later than the 90th day of such period.  In no event shall more than 2,000,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year

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of the Company, subject to adjustment in accordance with Article 12.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to employment termination after a Change in Control.

(d)                                 Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders; provided, however, that holders of Restricted Shares shall not be entitled to receive dividends with respect to Restricted Shares that are unvested as of the record date for determining which stockholders are entitled to receive such dividends.  In addition, the Board or the Committee may require that the holders of Restricted Shares invest in additional Restricted Shares any cash dividends received with respect to vested Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

10.                               STOCK UNITS.

(a)                                 Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company.  Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)                                 Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)                                  Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement.  The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee.  Such target shall be based on one or more of the criteria set forth in Appendix A.  The Committee shall identify such target not later than the 90th day of such period.  In no event shall more than 2,000,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 12.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events.  The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to employment termination after a Change in Control.  In addition, acceleration of vesting may be required under Section 11.1.

(d)                                 Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both.  Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(e)                                  Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee.  The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments.  The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by

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dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 12.

(f)                                   Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries.  Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)                                  Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

11.                               CHANGE IN CONTROL

(a)                                 Effect of Change in Control.  In the event of any Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock.  However, an outstanding Award shall not so accelerate if and to the extent such Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof).  The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.

(b)                                 Acceleration.  The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control.

12.                               PROTECTION AGAINST DILUTION.

(a)                                 Adjustments.  In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:

a)                                     The number of Common Shares available for grant pursuant to Options, SARs, Restricted Shares and Stock Units under Article 3;

b)                                     The limitations set forth in Sections 3.1, 5.2, 8.2, 9.3 and 10.3;

c)                                      The number of Common Shares covered by each outstanding Option and SAR;

d)                                     The Exercise Price under each outstanding Option and SAR; or

e)                                      The number of Stock Units included in any prior Award that has not yet been settled.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing.  Except as provided in this Article 12, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of

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shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)                                 Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)                                  Reorganizations.  In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation.  Such agreement shall provide for one or more of the following:

a)                                     The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).

b)                                     The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

c)                                      The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).

d)                                     Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs.  The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation.  The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs.  Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.

e)                                      The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested.  If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees.  For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

f)                                       The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation.  Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested.  Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested.  For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

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13.                               AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs.  Such awards may be settled in the form of Common Shares issued under this Plan.  Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

14.                               PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)                                 Effective Date.  No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.

(b)                                 Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan.  An election under this Article 13 shall be filed with the Company on the prescribed form.

(c)                                  Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.

15.                               LIMITATION ON RIGHTS.

(a)                                 Retention Rights.  Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).

(b)                                 Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

(c)                                  Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

16.                               WITHHOLDING TAXES.

(a)                                 General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)                                 Share Withholding.  To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her

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or by surrendering all or a portion of any Common Shares that he or she previously acquired.  Such Common Shares shall be valued at their Fair Market Value on the date they are withheld or surrendered.

17.                               FUTURE OF THE PLAN.

(a)                                 Term of the Plan.  The Plan, as set forth herein, shall become effective on the date of the IPO.  The Plan shall remain in effect until the earlier of (a) the date the Plan is terminated under Section 17.2 or (b) the 10th anniversary of the date the Board adopted the Plan.  The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan effective date.  All options outstanding under the Predecessor Plan as of such date shall, immediately upon effectiveness of the Plan, remain outstanding in accordance with their terms.  Each outstanding option under the Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock.

(b)                                 Amendment or Termination.  The Board may, at any time and for any reason, amend or terminate the Plan.  No Awards shall be granted under the Plan after the termination thereof.  The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

(c)                                  Stockholder Approval.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the listing requirements of the primary securities exchange or over-the-counter market where the Common Shares are listed for trading.  However, an amendment to the last sentence of Sections 5.5 and 8.6 is subject to approval of the Company’s stockholders and section 162(m) of the Code may require that the Company’s stockholders approve the performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company’s stockholders previously approved such criteria.  The Company’s stockholders most recently approved the performance criteria set forth in Appendix A at the 2010 Annual Meeting of Stockholders.

18.                               DEFINITIONS.

(i)                                     “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(ii)                                  “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

(iii)                               “Board” means the Company’s Board of Directors, as constituted from time to time.

(iv)                              “Change in Control” means:

a)                                     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

b)                                     The sale, transfer or other disposition of all or substantially all of the Company’s assets;

c)                                      A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

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(1)                                 Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or

(2)                                 Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or

d)                                     Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities.  For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(v)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(vi)                              “Committee” means a committee of the Board, as described in Article 2.

(vii)                           “Common Share” means one share of the common stock of the Company.

(viii)                        “Company” means Synchronoss Technologies, Inc., a Delaware corporation.

(ix)                              “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.

(x)                                 “Employee” means a common law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(xi)                              “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(xii)                           “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(xiii)                        “Fair Market Value” means the market price of one Common Share, determined by the Committee in good faith on such basis as it deems appropriate.  Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.  Such determination shall be conclusive and binding on all persons.

(xiv)                       “IPO” means the initial public offering of the Company’s Common Shares.

(xv)                          “ISO” means an incentive stock option described in section 422(b) of the Code.

(xvi)                       “NSO” means a stock option not described in sections 422 or 423 of the Code.

(xvii)                    “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

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(xviii)                 “Optionee” means an individual or estate who holds an Option or SAR.

(xix)                       “Outside Director” means a member of the Board who is not an Employee.

(xx)                          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(xxi)                       “Participant” means an individual or estate who holds an Award.

(xxii)                    “Plan” means this Synchronoss Technologies, Inc. 2006 Equity Incentive Plan, as amended from time to time.

(xxiii)                 “Predecessor Plan” means the Company’s existing 2000 Stock Plan.

(xxiv)                “Restricted Share” means a Common Share awarded under the Plan.

(xxv)                   “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

(xxvi)                “SAR” means a stock appreciation right granted under the Plan.

(xxvii)             “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(xxviii)          “Service” means service as an Employee, Outside Director or Consultant.

(xxix)                “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

(xxx)                   “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

(xxxi)                “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.

(xxxii)             “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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APPENDIX A

PERFORMANCE CRITERIA FOR RESTRICTED SHARES

The performance goals that may be used by the Committee for awards of Restricted Shares shall consist of: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.  Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria.  Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to shareholders for the applicable year.

ANNUAL MEETING OF STOCKHOLDERS OF SYNCHRONOSS TECHNOLOGIES, INC. May 13, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, annual report and proxy card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the following nominees to the Board of Directors to serve until the end of their respective term or until their successors have been duly elected and qualified: O Charles E. Hoffman O James M. McCormick O Donnie M. Moore 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 3. To approve an amendment to the Company’s 2006 Equity Incentive Plan. 4. To approve on a non-binding advisory basis the compensation of the Company’s named executive officers In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20330330000000000000 0 051313 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( )

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the following nominees to the Board of Directors to serve until the end of their respective term or until their successors have been duly elected and qualified: O Charles E. Hoffman O James M. McCormick O Donnie M. Moore 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. 3. To approve an amendment to the Company’s 2006 Equity Incentive Plan. 4. To approve on a non-binding advisory basis the compensation of the Company’s named executive officers In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF SYNCHRONOSS TECHNOLOGIES, INC. May 13, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR THE DIRECTOR AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20330330000000000000 0 051313 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, annual report and proxy card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( )

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 SYNCHRONOSS TECHNOLOGIES, INC. This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2013 The undersigned appoints Ronald J. Prague and Lawrence R. Irving, or either of them, proxies for the undersigned, to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc. (the "Company"), to be held on May 13, 2013 at 10:00 a.m., Eastern Time, at the Offices of Synchronoss Technologies, Inc., 200 Crossing Boulevard, Bridgewater, NJ 08807, and at any adjournments or postponements of the Annual Meeting, and hereby authorizes such persons to represent and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present. This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, the proxy holder will have the authority to vote FOR the election of the Director nominees, FOR the ratification of the appointment of the independent registered public accounting firm, FOR the approval of an amendment to the Company's 2006 Equity Incentive Plan and FOR the advisory vote on executive compensation. (Continued and to be signed on the reverse side)